As filed with the Securities and Exchange Commission on April 27, 2012

Registration Nos. 033-89984
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 22	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 56	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW, Washington, DC 20004-2415

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2012 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium deferred variable annuity contracts.

CENTURY II VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Van Kampen V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares

Federated Insurance Series

Federated Capital Appreciation Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2

Franklin Small-Mid Cap Growth Securities Fund – Class 2

Templeton Developing Markets Securities Fund – Class 2

Templeton Foreign Securities Fund – Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Research Bond Series – Initial Class Shares

MFS® Strategic Income Series – Initial Class Shares

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

Northern Lights Variable Trust

TOPSTM Protected Balanced ETF Portfolio – Class 2 Shares

TOPSTM Protected Growth ETF Portfolio – Class 2 Shares

TOPSTM Protected Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).

 The date of this Prospectus is May 1, 2012.

PROSPECTUS CONTENTS

DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	4
ANNUITY PROVISIONS	5
FEDERAL TAX STATUS	6
FEE TABLE	7
OWNER TRANSACTION EXPENSES	7
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	7
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
EXAMPLE OF CHARGES	14
CONDENSED FINANCIAL INFORMATION	15
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE INSURANCE COMPANY	15
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	15
THE FUNDS	16
RESOLVING MATERIAL CONFLICTS	22
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	23
DESCRIPTION OF THE CONTRACT	23
PURCHASING A CONTRACT	23
REPLACEMENT OF CONTRACTS	23
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUMS	24
DETERMINATION OF CONTRACT VALUE	25
VARIABLE ACCOUNT VALUE	25
TRANSFER PRIVILEGE	26
DOLLAR COST AVERAGING PLAN	28
PORTFOLIO REBALANCING PLAN	28
PARTIAL AND FULL CASH SURRENDERS	29
CONTRACT TERMINATION	30
CONTRACT LOANS	30
DEATH BENEFIT BEFORE MATURITY DATE	32
PROCEEDS ON MATURITY DATE	33
PAYMENTS	33
MODIFICATIONS	34
REPORTS TO CONTRACT OWNER	34
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	34
OPTIONAL RIDERS	35
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	35
THE FIXED ACCOUNT	49
CALCUALTION OF FIXED ACCOUNT VALUE	50
TRANSFERS FROM FIXED ACCOUNT	50
DELAY OF PAYMENT	51
CHARGES AND DEDUCTIONS	51
SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)	51
TRANSFER PROCESSING FEE	52

ADMINISTRATIVE CHARGES	52
MORTALITY AND EXPENSE RISK CHARGE	52
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	53
PREMIUM TAXES	53
REDUCED CHARGES FOR ELIGIBLE GROUPS	53
OTHER TAXES	53
LOAN INTEREST CHARGE	53
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	54
PAYMENT OPTIONS	54
ELECTION OF OPTIONS	54
DESCRIPTION OF OPTIONS	54
YIELDS AND TOTAL RETURNS	55
YIELDS	55
TOTAL RETURNS	55
FEDERAL TAX STATUS	56
INTRODUCTION	56
TAXATION OF NON-QUALIFIED CONTRACTS	56
TAXATION OF QUALIFIED CONTRACTS	57
FEDERAL ESTATE TAXES	59
GENERATION-SKIPPING TRANSFER TAX	59
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	59
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	59
POSSIBLE TAX LAW CHANGES	59
FOREIGN TAX CREDITS	60
SALE OF THE CONTRACTS	60
LEGAL PROCEEDINGS	60
COMPANY HOLIDAYS	61
CHANGE OF ADDRESS NOTIFICATION	61
FINANCIAL STATEMENTS	61
APPENDIX A - CONDENSED FINANCIAL INFORMATION	62
APPENDIX B - GMWB RIDER EXAMPLES	77
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	86

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, indebtedness and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail, and Internet.

HIGHLIGHTS

THE CONTRACT

Who Should Invest.  The Contract is designed for investors seeking long-term tax-deferred accumulation of funds.  The goal for this accumulation is generally retirement, but may be for other long-term investment purposes.  We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.  (See "FEDERAL TAX STATUS")

The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan.  There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

The Contract. The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the minimum initial premium.  The maximum Issue Age is 80.  (See "PURCHASING A CONTRACT")

We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.

Free-Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days (or longer as required by state law) after you receive it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")

Premiums. The minimum amount that we will accept as an initial premium is a single premium of $5,000 or annualized payments of $600.  Subsequent premiums may not be less than $50 and you may pay them at any time during the Annuitant's lifetime and before the Maturity Date.  (See "PURCHASING A CONTRACT")

Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate.

The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 12.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

•	require premium payments to be refunded under the free-look provision; or
•	require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")

Transfers. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  The first six transfers during a Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  (See "TRANSFER PRIVILEGE")

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

•	the date that the Annuitant dies; or
•	the Maturity Date.

Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Five PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit the amount you may withdraw during a Contract Year, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.

Death Benefit.  If the Annuitant dies before the Maturity Date, the Beneficiary will receive a death benefit.  The death benefit is equal to the greater of:

•	premiums paid, adjusted for any surrenders (including applicable surrender charges) less any indebtedness; and
•	the Contract Value on the date we receive proof of Annuitant's death.

If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See "DEATH BENEFIT BEFORE MATURITY DATE")

Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

Surrender Charge (Contingent Deferred Sales Charge). We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we will deduct a surrender charge for surrenders or partial surrenders during the first seven Contract Years.  Subject to certain restrictions, the first surrender up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge.  (See "SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)")

For the first three Contract Years, the surrender charge is 7% of the amount surrendered.  In the fourth, fifth, and sixth Contract Year, the surrender charge is 6%, 5%, and 4%, respectively.  In the seventh Contract Year, the surrender charge is 2%.  In the eighth Contract Year and after, there is no surrender charge.  The total surrender charges on any Contract will never exceed 8.5% of the total premiums paid.  (See "SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)")

Annual Administration Fee.  We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year.  We will waive this fee for Contracts with Contract Values of $50,000 or more.  (See "ADMINISTRATIVE CHARGES")

Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free.  We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.  (See "ADMINISTRATIVE CHARGES")

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25% (approximately 0.70% for mortality risk and 0.55% for expense risk).  (See "MORTALITY AND EXPENSE RISK CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit. The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.

Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.  (See "PREMIUM TAXES")

Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees.  (See “INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")

For information concerning compensation paid for the sale of Contracts, see (“SALE OF THE CONTRACTS)”

ANNUITY PROVISIONS

Maturity Date.  On the Maturity Date we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option, or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See “PAYMENT OPTIONS")

Payment Options. The payment options are:

•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance.  (See “PAYMENT OPTIONS")

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment of a Contract.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.  The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

Sales Load on Premium Payments	None
Maximum Surrender Charge (Contingent Deferred Sales Charge as a % of amount surrendered)1	7%
Transfer Processing Fee	No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year

1 The Surrender Charge (Contingent Deferred Sales Charge) declines over time to zero after seven full Contract Years.

Contract Year in Which Surrender Occurs	1	2	3	4	5	6	7	8+
Surrender Charge as Percentage of Amount Surrendered	7	7	7	6	5	4	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

Annual Administration Fee	$30 per Contract Year2
Loan Interest Charge	5.00%3
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	0.10% multiplied by Guaranteed Withdrawal Balance4

2 The annual administration fee is waived if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
4 The current charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.079% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, your current monthly charge is 0.05% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2011.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES5

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.66%6

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2011.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.
The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2011.

ANNUAL PORTFOLIO OPERATING EXPENSES7

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2011.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Van Kampen V.I. American Franchise Fund – Series I Shares (formerly known in this Prospectus as Invesco V.I. Capital Appreciation Fund)	0.67%	NA	0.28%	NA	0.95%8	0.05%	0.90%9
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.28%	NA	0.89%10	NA	NA
Invesco V.I Technology Fund – Series I Shares	0.75%	NA	0.37%	NA	1.12%10	NA	NA

8 The Fund’s Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.
9 The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed below)) of Series I shares to 0.90% of average daily net assets.  In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
10 The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed below) of Series I shares to 1.30% of average daily net assets.  In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class 1	1.00%	NA	0.00%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class 1	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class 1	1.41%	NA	0.02%	NA	1.43%	NA	NA
American Century VP Mid Cap Value Fund – Class 1	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class 1	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class 1	0.98%	NA	0.00%	NA	0.98%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.47%	0.25%	0.01%	NA	0.73%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.66%	NA11	1.41%	NA	NA

11 For the year ended December 31, 2011 the Fund’s Other Expenses included less than 1 basis point of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%12	0.25%	0.46%13	NA	1.53%	0.40%14	1.13%

12 Management Fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
13 Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
14 Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as any reorganization costs, transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.13% for Class 2.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.40%	NA	1.60%	0.35%15	1.25%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.19%	NA	1.23%	0.05%16	1.18%

15 Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.25% for Class 2.
16 Columbia Management Investment Advisers, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Any amounts waived will not be reimbursed by the Fund.  Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 1.18% for Class 2.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.13%	NA	0.88%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.10%	NA	0.85%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Capital Appreciation Fund II	0.85%	0.25%	0.56%	NA	1.66%	0.48%17	1.18%
Federated High Income Bond Fund II	0.60%	NA	0.44%	NA	1.04%	0.22%18	0.82%
Federated Prime Money Fund II	0.50%	NA	0.43%	NA	0.93%	0.26%19	0.67%

17 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 1.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
18 Effective May 1, 2012, the Adviser and its affiliates have voluntarily agreed to waiver their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.82% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
19 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.56%	0.25%	0.09%	NA	0.90%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%20	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%20	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%20	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%20	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%20	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%20	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.67%	0.92%20	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%20	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%20	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.70%	0.95%20	NA	NA

20 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because the total portfolio annual operating expenses shown above include acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 221	0.80%	0.25%	0.32%	NA	1.37%	NA	NA
Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.50%	0.25%	0.29%	0.01%22	1.05%	NA	NA
Templeton Developing Markets Securities Fund – Class 2	1.10%	0.25%	0.25%	NA%	1.60%	NA	NA
Templeton Foreign Securities Fund – Class 2	0.64%	0.25%	0.15%	0.01%22	1.05%	NA	NA

21 The expense information in the table has been restated to reflect the expiration of the investment manager’s and administrator’s contractual agreement to limit their respective fees so that common annual fund operating expenses for each class of the Fund (i.e., a combination of investment management fees, fund administration fees and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses) do not exceed approximately 1.00% for the period ending April 30, 2012. The Fund’s total annual operating expenses, after taking into account this contractual fee waiver agreement for the fiscal year ended December 31, 2011, as reflected in the financial highlights section of the Fund prospectus, were 1.23%.
22 The investment manager has contractually agreed in advance to reduce its fees as a result of the Fund’s investment in a Franklin Templeton money market fund. This reduction will continue until at least April 30, 2013.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.15%	NA	0.80%23	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.30%	0.00%	0.95%24	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.24%	NA	0.79%25	NA	NA

23 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/13, at which time the Service Providers will determine whether or not to renew or revise it.
24 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/13, at which time the Service Providers will determine whether or not to renew or revise it.
25 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/13, at which time the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust-
MFS® Growth Series – Initial Class Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.13%	NA	0.88%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.07%	NA	0.57%	NA	NA
MFS® Strategic Income Series – Initial Class Shares	0.70%	NA	0.42%	NA	1.12%	0.32%26	0.80%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.06%	NA	0.81%	0.03%27	0.78%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.08%	NA	0.81%	NA	NA

26 Massachusetts Financial Services Company, the Portfolio’s adviser, has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Portfolio Annual Operating Expenses After Reimbursement” do not exceed 0.80% of the Fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2013.
27 Massachusetts Financial Services Company, the Portfolio’s adviser, has agreed in writing to reduce its management fee to 0.70% of the Fund’s average daily net assets annually in excess of $1 billion and 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2013.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPSTM Protected Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.27%	0.92%	NA	NA
TOPSTM Protected Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.27%	0.92%	NA	NA
TOPSTM Protected Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%	NA	NA

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, a monthly Guaranteed Minimum Withdrawal Benefit (“GMWB”) charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, Variable Account charges, and the highest annual portfolio operating expenses for the year ended December 31, 2011.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit.

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.

(1)  If the Contract is surrendered or paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with GMWB

1 year	3 years	5 years	10 years
$1,105.11	$2,057.19	$2,830.60	$4,770.95

Maximum Portfolio Expenses without GMWB

1 year	3 years	5 years	10 years
$994.95	$1,739.59	$2,311.95	$3,788.02

Minimum Portfolio Expenses with GMWB

1 year	3 years	5 years	10 years
$953.98	$1,619.42	$2,112.19	$3,391.10

Minimum Portfolio Expenses without GMWB
1 year	3 years	5 years	10 years
$841.99	$1,285.35	$1,547.02	$2,214.05

(2)  If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with GMWB

1 year	3 years	5 years	10 years
$474.28	$1,424.71	$2,377.64	$4,770.95

Maximum Portfolio Expenses without GMWB

1 year	3 years	5 years	10 years
$356.50	$1,083.91	$1,830.95	$3,788.02

Minimum Portfolio Expenses with GMWB

1 year	3 years	5 years	10 years
$312.72	$955.04	$1,620.51	$3,391.10

Minimum Portfolio Expenses without GMWB

1 year	3 years	5 years	10 years
$192.98	$596.59	$1,024.92	$2,214.05

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.

The example above assumes that we assess no transfer charges or premium taxes.  The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year.  There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.  As of 12/31/11 the average Contract Value is equal to $35,590.27 with an average administration fee equal to $23.68.  For purposes of the example above, the annual administrative fee is assumed to represent a 0.237% charge on a $10,000 investment.

You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Portfolios.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Van Kampen V.I. American Franchise Fund (formerly known in this Prospectus as Invesco V.I. Capital Appreciation Fund) – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is to seek capital.  Under normal market conditions, the Fund's investment adviser, Invesco Advisers, Inc. (the Adviser), seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. companies that are considered by the Adviser to have strong earnings growth.  Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and was renamed Invesco Van Kampen V.I. American Franchise Fund.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.  Effective on the close of business on July 30, 2012, the Calamos Growth and Income Portfolio will be closed to new investors.  However, if you are invested in the Subaccount that invests in the Calamos Growth and Income Portfolio as of the close of business on July 30, 2012, you may continue to allocate your premiums and Contract Value to that Subaccount.

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment, in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in the stocks of small-cap companies. Stocks are selected for the Fund's portfolio based primarily on bottom-up fundamental analysis. The Fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the Fund's investable universe. The Fund's portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Fund's portfolio to reflect new developments.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue its goal, the Fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the Fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Capital Appreciation Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The investment objective of the Federated Capital Appreciation Fund II is to seek capital appreciation by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government maturing in 397 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Strategic Income Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

Northern Lights Variable Trust

TOPSTM Protected Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPSTM Protected Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPSTM Protected Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code (“Code”).  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion, we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The minimum initial premium that we accept is a single premium of $5,000 or annualized payments of $600.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period.  The free look period applies for the 10 days after you receive the Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.

The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:

•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

In all states we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period.  At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract; and
•	Contract indebtedness.

There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee; and
•	amounts surrendered (including applicable charges) during the current Valuation Period.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor. We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period.  The formula for the net investment factor equals:

(X/Y) – Z

where "X" equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes attributable to gains or losses in the Funds underlying the Subaccount.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis.  These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.15% on an annual basis.  The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Transfers are subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders.  You may surrender part of the Cash Surrender Value at any time before the Annuitant’s death and the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender.  We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions.  If the remaining Contract Value is less than the surrender charge, we will reduce the amount surrendered.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions. Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year.  (See “SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)”)

Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year.  (See “SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)”)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See “FEDERAL TAX STATUS")

Full Surrender.  You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any indebtedness;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will pay the Cash Surrender Value in a lump sum unless you request payment under a payment option.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract.  (See “SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)”)

Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See “FEDERAL TAX STATUS")

Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

Amount of Loan Available.  You may borrow up to the least of:

•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above.  Each loan must be at least $2,500.

Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account.  Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding.  Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan.  You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge.  This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

Indebtedness.  Indebtedness means all unpaid Contract loans and loan interest.  We will deduct any outstanding indebtedness from the Contract Proceeds.  We will terminate your Contract if your total indebtedness exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans.  If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of.  You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death.

Death of Annuitant.  If the Annuitant dies before the Maturity Date, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

The death benefit is equal to the greater of:

•	the guaranteed death benefit less any indebtedness; or
•	the Contract Value less any indebtedness on the date we receive proof of the Annuitant's death.

On the Contract Date, the guaranteed death benefit is equal to the initial premium payment.  Any subsequent premium payment will immediately increase the guaranteed death benefit by the amount of the premium payment.  Any partial surrender will decrease the guaranteed death benefit by the same percentage that the surrender decreases the contract value.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elects a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner.  If an Owner dies before the Maturity Date, federal tax law requires (for a Non-Qualified Contract) that we distribute the Contract Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person (i.e. not a legal entity such as a corporation or trust).

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase of the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses.  Consult a tax advisor for more information on this subject.

If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable.  The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any indebtedness and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions.  The latest Maturity Date is the later of:

•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will apply the Proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS")

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required) which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or

•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDERS

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

IMPORTANT TERMS

Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See “LIFETIME INCOME AMOUNT” and “DEATH BENEFITS”)

Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.

Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the Model Allocations and/or Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.

Model Allocation means:  one of the choices available for allocating your premiums and Contract Value under this rider if the Rider Effective Date is before May 29, 2012.

Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit is effective from.

Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

DESCRIPTION OF THE GMWB RIDER

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the

Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option or model allocation.

IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See “FEDERAL TAX ISSUES”)
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See “CHARGES AND DEDUCTIONS”)
•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.
•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See “BONUS,” “STEP-UPS,” and “EFFECT OF WITHDRAWALS ON THE GUARANTEED WITHDRAWAL BALANCE AND THE GUARANTEED WITHDRAWAL AMOUNT”)  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as “Excess Withdrawals”), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as “Excess Withdrawals”).  The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase (“step-up”) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million).  Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See “GMWB RIDER CHARGE”)

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or

•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See “GMWB RIDER CHARGE”)

The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

ADDITIONAL PREMIUMS

We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million).  In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:

In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:

•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.

In the case of the Lifetime Income Amount, to equal the greater of the:

•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.

We do not permit additional premiums during a GMWB rider’s Settlement Phase, as described below.

Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:

•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.

For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.

Premium limits on Qualified Contracts. If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:

•
after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.

For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.

You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under “Purchasing a Contract” earlier in the Prospectus.

INVESTMENT STRATEGY

The Investment Strategy includes Model Allocations, each based on different profiles of an investor’s willingness to accept investment risk, and Designated Subaccounts.  As discussed below, the Investment Strategy that is available to you will vary based on your GMWB rider effective date.  (See “AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS”)  You must choose one of these available Model Allocations or Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Strategy according to the investment option you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  Investment in an Investment Strategy is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

While the GMWB rider is in effect, you must invest 100% of your premium payments and Contract Value at all times in a manner consistent with any one of the Model Allocations or Designated Subaccounts currently offered in the Investment Strategy (please note that solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  (See “AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS”)

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Model Allocation or Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one of the available Investment Strategy options shown below (however, solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount).  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Model Allocation/Designated Subaccount you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one of the available Model Allocations or Designated Subaccounts.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer Model Allocations, each comprised of a carefully selected combination of investment options, and Designated Subaccounts.  You need to determine which Model Allocation or Designated Subaccount is best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Investment Strategy option is best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change the Investment Strategy option to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to a different Investment Strategy option.  Kansas City Life bears no responsibility for your decision to select or change your Investment Strategy option.

For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012

The available Model Allocations are:

Moderate Aggressive
Allocation	Subaccount
14%	American Century VP Value Fund – Class I
14%	MFS Research Bond Series – Initial Class Shares
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
11%	American Century VP International Fund – Class I
8%	Templeton Foreign Securities Fund – Class 2
7%	American Century VP Inflation Protection Fund – Class II
7%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
7%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
6%	Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Franklin Global Real Estate Securities Fund – Class 2
3%	American Century VP Ultra® Fund – Class I
3%	Templeton Developing Markets Securities Fund – Class 2

Moderate
Allocation	Subaccount
17%	MFS Research Bond Series – Initial Class Shares
13%	American Century VP Value Fund – Class I
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
10%	American Century VP Inflation Protection Fund – Class II
8%	American Century VP International Fund – Class I
8%	MFS Strategic Income Series – Initial Class Shares
7%	Templeton Foreign Securities Fund – Class 2
5%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2
3%	Federated Prime Money Fund II
3%	Franklin Global Real Estate Securities Fund – Class 2
3%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
3%	Templeton Developing Markets Securities Fund – Class 2

Moderate Conservative
Allocation	Subaccount
23%	MFS Research Bond Series – Initial Class Shares
14%	MFS Strategic Income Series – Initial Class Shares
13%	American Century VP Inflation Protection Fund – Class II
13%	American Century VP Value Fund – Class I
8%	Dreyfus Stock Index Fund, Inc. – Initial Shares
7%	American Century VP International Fund – Class I
6%	Federated Prime Money Fund II
5%	Templeton Foreign Securities Fund – Class 2
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2
3%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

Conservative
Allocation	Subaccount
33%	MFS Research Bond Series – Initial Class Shares
21%	MFS Strategic Income Series – Initial Class Shares
17%	American Century VP Inflation Protection Fund – Class II
9%	American Century VP Value Fund – Class I
9%	Federated Prime Money Fund II
5%	American Century VP International Fund – Class I
3%	Dreyfus Stock Index Fund, Inc. – Initial Shares
3%	Fidelity VIP Contrafund® Portfolio – Service Class 2

Indexed Strategy
Allocation	Subaccount
65%	Dreyfus Stock Index Fund, Inc. – Initial Shares
35%	MFS Research Bond Series – Initial Class Shares

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	Fidelity VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2015 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity VIP Freedom Income Portfolio – Service Class 2
•	TOPSTM Protected Balanced ETF Portfolio – Class 2 Shares*
•	TOPSTM Protected Moderate Growth ETF Portfolio – Class 2 Shares*
•	TOPSTM Protected Growth ETF Portfolio – Class 2 Shares*

* This Designated Subaccount becomes available on May 29, 2012

For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after

There are no available Model Allocations.

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	TOPSTM Protected Balanced ETF Portfolio – Class 2 Shares
•	TOPSTM Protected Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPSTM Protected Growth ETF Portfolio – Class 2 Shares

Sunset Financial Services, Inc., an affiliate of Kansas City Life Insurance Company, will serve as your investment adviser solely for purposes of developing and updating the Model Allocations.  If you select a Designated Subaccount instead of a Model Allocation, you will not have an investment advisory relationship with Sunset Financial.  For more information on Sunset Financial’s role as investment adviser in connection with the Model Allocations, please see Part 2 of Sunset Financial’s Form ADV (the investment adviser registration form), which will be provided to you if you select a Model Allocation and at any time upon your request.

On a periodic basis or when Sunset Financial believes appropriate, the Model Allocations are evaluated and the Model Allocations are updated, as discussed below.  In developing and periodically updating the Model Allocations, we currently rely on the recommendations of an independent third-party analytical firm.  We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

Each of the Model Allocations is evaluated periodically to assess whether the combination of Investment Options within each Model Allocation should be changed.  As a result of the periodic analysis, the percentage allocations in each Model Allocation may change, and Subaccounts may be added to or substituted in a Model Allocation (including Subaccounts not currently available), or Subaccounts may be deleted from a Model Allocation.  We also periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts within the Investment Strategy.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Model Allocation or Designated Subaccount that you selected.  You should carefully review these notices.  If you wish to accept the changes in your selected Investment Strategy option, you will not need to take any action, as your Contract Value and any subsequent premium payments will be reallocated in accordance with the updated Investment Strategy option accordingly.  If you do not wish to accept the changes to your selected Investment Strategy option, you can change to a different Investment Strategy option or terminate the GMWB rider.

No Model Allocation is a fund-of-funds.  For more information regarding each Fund that we permit you to invest in through an Investment Strategy option, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the “Kansas City Life, the Variable Account and the Funds” section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.

You may change to one of the other available Model Allocations or Designated Subaccounts within the Investment Strategy, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You must transfer all of your Contract Value at the time of such Written Request to that Model Allocation or Designated Subaccount.  You may not make transfers between the Subaccounts and the Fixed Account other than to transfer 100% of your Contract Value to another Investment Strategy option.  We will waive the restrictions defined in “Transfer Privilege” if the applicable transfer is required under the terms of the GMWB rider.

A Model Allocation or a Designated Subaccount may not perform as intended.  Although the Model Allocations are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Model Allocations are based, which could cause the Model Allocations to be ineffective or less effective in reducing volatility.  Investment performance of your Contract Value could be better or worse than expected.  A Model Allocation may perform better or worse than any single Subaccount or asset class or other combinations of Investment Options or asset classes.  One purpose of requiring you to invest in accordance with the Investment Strategy is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.   Model Allocation performance is dependent upon the performance of the component Subaccounts.  The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Sunset Financial may be subject to competing interests that have the potential to influence its decision making with regard to the Model Allocations (such competing interests also may be present when Kansas City Life selects the Designated Subaccounts that are available in the Investment Strategy).  For example, Kansas City Life may receive greater compensation in connection with investments in certain Subaccounts than other Subaccounts, thereby providing Sunset Financial with incentive to use the Subaccount with the higher compensation as part of a Model Allocation.  All Model Allocations are analyzed by an independent third party analytical firm.  We do not dictate to the third party analytical firm the number of Subaccounts in a Model Allocation, the percent that any Subaccount represents in a Model Allocation, or which Subaccounts may be selected (other than to require the exclusion of any Subaccount that is expected to be liquidated, merged into another Subaccount, or otherwise closed).  We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the Model Allocations (as described above) reduces the potential for us to be influenced by these competing interests, but there can be no assurance of this.

The Subaccounts and the Funds in which they invest will need to issue new accumulation units or shares, or redeem their accumulation units or shares, as a result of the periodic updating of the Model Allocations.  Therefore, a Fund may need to buy securities with the money it receives from shares issued or sell securities to raise cash to pay redemption proceeds, thereby incurring transaction costs and possibly disrupting the management of the Fund.  This may adversely affect the performance of the Funds and the Model Allocations.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Investment Strategy options we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance.  We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero.  We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase.  The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate.  We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you.  The settlement payment amount we permit you to choose varies:

•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.

However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive
• Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
• Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
• Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION

Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are waiving this provision.  You may terminate your GMWB rider at any time.

Nevertheless, there are circumstances when your GMWB rider will terminate automatically.  Your GMWB rider will terminate automatically upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or

•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, the current charge for your GMWB rider is 0.05% multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10%.

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date as withdrawals for tax purposes.  (See “FEDERAL TAX STATUS”)  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See “TRANSFERS FROM FIXED ACCOUNT”)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

GUARANTEED AND CURRENT INTEREST RATES

There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.

Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.

We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.

The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the “Treasury Rate”).  The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually.  We will notify you when your guaranteed interest rate is redetermined.

Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.

Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out (“LIFO”) basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCUALTION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account.  During the first seven Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 8th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

Because of the transfer limitations during the first seven Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

General.  We do not deduct a charge for sales expense from premiums at the time you pay them.  However, within certain time limits described below, we will deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you surrender the Contract, make a partial surrender, or if you elect a Non-Life Payment Option.  The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts.  If the surrender charges are not enough to cover sales expenses, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess.  We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.  We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

Charge for Partial Surrender or Surrender.  If you take a partial or full surrender of the Contract, the surrender charge will be as follows:

Contract Year in Which Surrender Occurs	Surrender Charge as Percentage of Amount Surrendered
1	7
2	7
3	7
4	6
5	5
6	4
7	2
8+	0

We will not deduct a surrender charge if the surrender occurs after seven full Contract Years.

In no event will the total surrender charges we assess under a Contract exceed 8.5% of the total premiums paid.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value.  For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge.  Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value.  We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value.  We will assess a surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year.  The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year.  If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year.  (See “SYSTEMATIC PARTIAL SURRENDER PLAN”)  You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge.  (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.)  In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. After the seventh Contract Year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

Nursing Home Waiver. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

Annual Administration Fee. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value.  The purpose of this fee is to reimburse us for administrative expenses relating to the Contract.  We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year.  We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value.  This fee does not apply after the Maturity Date.

Asset-Based Administration Charge. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.  This translates to a daily rate of 0.000410%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account.  This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account.  This charge will be equal to an annual rate of 1.25%.  This translates to a daily rate of 0.0034247%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10% (currently 0.079% for GMWB riders elected on and after January 1, 2009 and for GMWB riders elected before January 1, 2009 that have stepped-up since January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes.  We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us.  We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually).

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  The amount we apply to the payment option will vary depending upon which payment option you select.  If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option.  If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  If you elect a Life Payment Option, we will apply the full Contract Value.  If you elect a Non-Life Payment Option or a lump sum payment we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living.  If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1:  Interest Payments.  We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.

Option 2:  Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3:  Installments for a Specified Period.  We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 4:  Life Income.  We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5:  Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  The minimum guaranteed payment period is ten years.

Choice of Options:  You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

Options 1, 2, and 3 may not satisfy the minimum required distribution for a Qualified Contract.  Consult a tax adviser.  If you elect option 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)  The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

Standard Subaccount Average Annual Total Return.  The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Adjusted Historic Portfolio Average Annual Total Returns.  In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.  Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information.  We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2012 of up to the lesser of $5,000 (or $6,000 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2012 of up to $11,500 (or $14,000 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.  We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively.  After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions).  This would result in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms. Sunset Financial will receive commissions of up to 6.00% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.20% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses: registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.

Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

LEGAL PROCEEDINGS

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

Change of Address Notification

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2011 and 2010; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2011

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2011; and
•
related statement of operations for the period or year ended December 31, 2011, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2011, and financial highlights for each of the periods or years in the five-year period ended December 31, 2011.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares X	87,878	4.08	4.54	105,740	4.50	4.00	131,322	3.95	3.39	195,413	3.31	5.77
V.I. Core Equity Fund - Series I Shares	141,560	7.44	7.61	167,793	7.55	7.08	190,924	6.99	5.70	188,736	5.52	7.95
V.I. Technology Fund - Series I Shares	136,197	2.80	3.04	148,303	2.99	2.54	185,724	2.50	1.68	347,489	1.61	2.89
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	229,263	17.82	19.66	262,301	19.33	15.25	311,753	14.93	11.39	332,971	11.05	20.65
VP Income & Growth Fund - Class I	171,717	7.20	7.15	188,959	7.08	6.39	231,894	6.29	5.56	322,036	5.40	8.27
VP International Fund - Class I	652,131	17.72	20.65	585,788	20.43	18.78	552,798	18.29	14.12	524,108	13.87	25.33
VP Mid Cap Value Fund - Class I	27,974	11.72	12.05	26,261	11.97	10.26	21,989	10.18	8.10	12,837	7.94	10.49
VP Ultra Fund - Class I	136,083	12.55	12.73	132,684	12.59	11.18	130,210	11.00	8.54	145,076	8.30	14.20
VP Value Fund - Class I	1,452,041	10.18	10.32	1,392,114	10.22	9.27	1,270,260	9.13	7.94	1,092,202	7.73	10.53
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	664,242	13.71	12.42	710,922	12.44	12.02	646,781	12.01	10.91	628,770	11.05	11.50

X Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and was renamed Invesco Van Kampen V.I. American Franchise Fund.

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08
Calamos Advisors Trust
Growth and Income Portfolio	720,388	18.51	19.32	819,060	19.13	17.68	976,968	17.38	12.99	1,175,969	12.64	18.61
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Fund - Class 2	681,078	7.15	7.77	625,084	7.66	6.19	614,616	6.06	4.28	614,329	4.14	8.00
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	221,772	9.39	10.07	272,666	9.97	8.93	324,946	8.81	5.81	401,677	5.60	8.74
Select Smaller-Cap Value Fund - Class 2	81,356	16.12	18.17	97,449	17.97	14.46	117,570	14.21	10.99	134,555	10.67	17.53
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	283,481	17.67	16.52	332,466	16.43	14.68	381,452	14.45	12.27	428,194	11.96	17.02
Opportunistic Small Cap Portfolio - Initial Shares	361,558	12.31	14.76	386,320	14.48	11.48	473,319	11.20	9.16	531,682	9.01	14.38
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,469,747	15.21	15.31	1,442,719	15.14	13.58	1,430,900	13.37	11.07	1,325,407	10.73	17.07
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	17,890	27.50	27.89	22,936	27.63	24.75	27,938	24.41	19.14	33,316	18.50	28.22

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08
Federated Insurance Series
Capital Appreciation Fund II	211,735	16.60	17.97	241,897	17.78	16.32	277,729	15.95	14.43	327,237	14.10	21.28
High Income Bond Fund II	183,020	22.64	21.89	197,631	21.83	19.38	189,624	19.30	12.85	247,930	12.80	17.54
Prime Money Fund II	381,568	12.80	12.97	473,260	12.98	13.16	549,296	13.16	13.28	663,950	13.28	13.14
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	553,372	9.22	9.73	537,561	9.62	8.50	475,975	8.35	6.45	374,198	6.25	10.94
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	62,474	10.74	10.77	89,055	10.74	10.21	48,371	10.16	9.03	47,338	8.99	10.20
VIP Freedom 2010 Portfolio - Service Class 2	63,707	10.09	10.34	59,103	10.28	9.36	65,780	9.26	7.67	56,316	7.58	10.24
VIP Freedom 2015 Portfolio - Service Class 2	143,216	9.92	10.18	132,685	10.11	9.20	143,558	9.09	7.48	151,895	7.37	10.24
VIP Freedom 2020 Portfolio - Service Class 2	766,771	9.50	9.83	889,038	9.76	8.78	917,461	8.66	6.95	835,815	6.83	10.25
VIP Freedom 2025 Portfolio - Service Class 2	33,774	9.37	9.82	28,137	9.73	8.67	22,033	8.55	6.81	26,568	6.68	10.25
VIP Freedom 2030 Portfolio - Service Class 2	130,006	8.92	9.39	120,456	9.31	8.28	120,367	8.15	6.44	137,966	6.30	10.25
VIP Freedom 2035 Portfolio - Service Class 2	10,240	10.11	10.81	534	10.70	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio - Service Class 2	3,356	10.11	10.82	1,576	10.71	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio - Service Class 2	4,987	10.07	10.83	489	10.71	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio - Service Class 2	6,785	10.03	10.85	1,109	10.73	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	264,857	15.29	16.63	245,883	16.44	13.73	257,580	13.78	11.67	242,059	11.73	20.50
Franklin Small-Mid Cap Growth Securities Fund - Class 2	100,983	7.83	8.44	108,164	8.34	6.74	138,023	6.63	4.85	167,201	4.68	8.14
Templeton Developing Markets Securities Fund - Class 2	270,537	21.19	25.78	263,410	25.53	22.51	294,131	22.02	13.39	327,799	12.94	27.53
Templeton Foreign Securities Fund - Class 2	321,868	23.73	27.17	280,573	26.93	25.69	255,146	25.19	18.98	277,746	18.64	31.58
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	382,687	18.11	18.16	375,872	17.98	14.95	370,963	14.77	12.09	369,681	11.83	17.69
Small Cap Core Portfolio - Class 1 Shares	306,772	17.94	19.50	270,856	19.10	15.58	269,521	15.24	12.77	250,833	12.61	18.49
U.S. Equity Portfolio - Class 1 Shares	72,725	15.12	15.80	77,943	15.63	14.18	91,073	13.95	11.02	109,000	10.69	16.20

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	323,190	21.24	21.79	366,740	21.61	19.28	419,635	19.00	14.39	495,829	13.99	22.36
Research Series - Initial Class Shares	327,357	19.99	20.61	372,332	20.36	18.10	426,337	17.82	14.27	486,959	13.84	21.64
Research Bond Series - Initial Class Shares	863,163	20.84	19.80	902,938	19.80	18.71	736,200	18.68	16.24	503,160	16.31	17.03
Total Return Series - Initial Class Shares	287,170	23.81	23.86	329,123	23.72	22.10	379,894	21.88	19.07	436,787	18.80	24.34
Strategic Income Series - Initial Class Shares	353,301	17.70	17.15	422,330	17.14	15.83	344,032	15.78	12.85	198,138	12.88	14.92
Utilities Series - Initial Class Shares	329,171	44.59	42.60	391,243	42.34	38.28	476,928	37.73	29.65	581,984	28.72	46.43

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares X	284,300	5.83	5.27	354,234	5.28	5.06	405,102	4.96	4.70	445,418	4.74	4.43
V.I. Core Equity Fund - Series I Shares	244,534	8.02	7.52	218,697	7.52	6.73	208,170	6.61	6.28	269,776	6.35	6.07
V.I. Technology Fund - Series I Shares	427,420	2.95	2.79	409,396	2.77	2.60	362,068	2.55	2.50	395,445	2.53	2.44
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	347,993	20.82	14.45	370,692	14.48	12.82	336,991	12.53	10.25	367,882	10.40	9.78
VP Income & Growth Fund - Class I	391,267	8.38	8.46	427,071	8.50	7.49	489,495	7.36	7.06	393,185	7.13	6.39
VP International Fund - Class I	438,043	25.49	22.09	405,253	21.89	18.34	395,745	17.75	15.90	444,884	15.90	14.20
VP Mid Cap Value Fund - Class I	17,114	10.65	11.07	5,668	11.05	NA	NA	NA	NA	NA	NA	NA
VP Ultra Fund - Class I	167,063	14.38	12.06	129,797	12.05	12.78	172,910	12.63	12.40	121,995	12.53	11.46
VP Value Fund - Class I	1,060,538	10.70	11.47	966,387	11.44	9.89	923,129	9.78	9.35	717,567	9.44	8.35
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	171,412	11.38	10.57	119,508	10.54	10.54	123,617	10.51	10.49	96,325	10.50	10.02

X Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and was renamed Invesco Van Kampen V.I. American Franchise Fund.

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04
Calamos Advisors Trust
Growth and Income Portfolio	1,570,694	18.78	17.51	1,782,879	17.50	16.44	1,891,453	16.21	15.16	1,899,592	15.34	14.01
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Fund - Class 2	450,130	8.09	7.03	490,300	7.06	6.86	544,028	6.76	6.03	611,798	6.11	5.71
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	578,384	8.93	7.88	596,741	7.87	6.63	545,886	6.54	6.10	560,217	6.16	5.63
Select Smaller-Cap Value Fund - Class 2	155,264	17.91	17.42	151,243	17.47	14.82	165,606	14.64	15.21	141,347	15.48	13.20
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	558,844	17.21	16.24	688,824	16.30	14.43	802,286	14.18	13.69	901,300	13.78	13.28
Opportunistic Small Cap Portfolio - Initial Shares	698,757	14.64	16.71	885,851	16.70	16.57	1,049,610	16.31	15.39	1,198,446	15.64	14.30
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,363,084	17.31	16.66	1,465,519	16.68	14.88	1,725,607	14.64	14.07	1,974,714	14.19	12.96
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	41,502	28.62	26.93	46,520	26.93	25.34	57,372	25.00	24.30	74,179	24.47	23.32

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04
Federated Insurance Series
Capital Appreciation Fund II	434,263	21.60	24.21	515,719	24.24	21.31	601,412	21.04	20.14	667,076	20.32	18.74
High Income Bond Fund II	394,671	17.54	17.22	403,123	17.20	15.76	434,429	15.74	15.59	472,100	15.55	14.29
Prime Money Fund II	678,008	13.14	12.72	539,416	12.71	12.34	404,843	12.33	12.18	496,302	12.18	12.25
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	145,674	11.06	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	6,242	10.21	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	16,107	10.27	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	77,469	10.29	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	130,319	10.31	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	15,154	10.32	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	33,774	10.33	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2035 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	333,630	20.66	26.24	397,715	26.47	22.65	394,371	22.26	19.70	353,300	19.89	15.27
Franklin Small-Mid Cap Growth Securities Fund - Class 2	201,841	8.26	7.50	216,342	7.53	7.10	265,586	7.02	6.70	333,913	6.80	6.20
Templeton Developing Markets Securities Fund - Class 2	322,369	27.74	21.87	297,525	21.85	17.66	181,143	17.29	13.76	80,233	13.76	11.43
Templeton Foreign Securities Fund - Class 2	253,681	31.70	28.02	236,126	27.85	23.77	219,019	23.25	21.35	171,203	21.40	18.43
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	378,020	17.96	17.80	340,536	17.78	15.59	295,372	15.43	14.12	147,837	14.33	11.97
Small Cap Core Portfolio - Class 1 Shares	252,929	18.80	20.20	249,380	20.21	18.12	212,810	17.81	17.14	160,995	17.47	13.93
U.S. Equity Portfolio - Class 1 Shares	166,788	16.41	16.38	152,395	16.38	14.44	150,482	14.24	14.14	165,669	14.25	13.20

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	622,108	22.67	19.00	751,510	18.98	18.14	831,420	17.83	16.39	988,598	16.56	14.86
Research Series - Initial Class Shares	605,553	21.96	19.65	664,418	19.68	18.39	719,591	18.06	16.84	792,429	16.99	14.84
Research Bond Series - Initial Class Shares	371,585	16.94	16.53	297,134	16.49	16.10	355,468	16.07	16.06	384,096	16.05	15.30
Total Return Series - Initial Class Shares	630,832	24.49	23.83	697,504	23.83	21.84	805,800	21.59	21.16	803,008	21.29	19.36
Strategic Income Series - Initial Class Shares	131,003	14.85	14.57	103,628	14.53	13.85	103,335	13.81	13.75	95,926	13.75	12.92
Utilities Series - Initial Class Shares	795,664	46.73	36.95	834,067	37.05	29.22	860,443	28.62	24.63	836,120	24.84	19.43

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares X	419,298	4.44	3.40	371,251	3.28	4.94
V.I. Core Equity Fund - Series I Shares	311,742	6.09	5.10	299,481	4.94	7.18
V.I. Technology Fund - Series I Shares	341,981	2.45	1.69	318,425	1.63	3.02
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	390,728	9.80	8.49	407,005	8.26	10.50
VP Income & Growth Fund - Class I	386,192	6.40	5.18	387,036	5.02	6.34
VP International Fund - Class I	504,718	14.03	11.60	554,851	11.43	14.57
VP Mid Cap Value Fund - Class I	NA	NA	NA	NA	NA	NA
VP Ultra Fund - Class I	53,762	11.48	NA	NA	NA	NA
VP Value Fund - Class I	562,353	8.37	6.76	509,854	6.59	7.62
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	50,320	10.06	NA	NA	NA	NA

X Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and was renamed Invesco Van Kampen V.I. American Franchise Fund.

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
Calamos Advisors Trust
Growth and Income Portfolio	1,395,819	14.00	11.47	1,219,555	11.29	11.90
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Fund - Class 2	552,731	5.72	4.42	496,576	4.28	6.51
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	445,901	5.64	4.08	380,892	3.97	6.34
Select Smaller-Cap Value Fund - Class 2	28,419	13.13	NA	NA	NA	NA
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	903,536	13.30	11.43	900,065	11.14	13.65
Opportunistic Small Cap Portfolio - Initial Shares	1,209,253	14.24	11.28	1,282,099	10.97	13.67
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,934,470	13.00	10.61	1,838,860	10.27	13.49
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	91,101	23.37	19.41	106,578	18.81	27.07

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
Federated Insurance Series
Capital Appreciation Fund II	701,683	18.77	15.33	757,149	14.91	18.92
High Income Bond Fund II	504,168	14.28	11.86	468,639	11.85	11.91
Prime Money Fund II	620,055	12.25	12.34	835,149	12.34	12.34
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2035 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	235,173	15.31	11.50	224,878	11.43	11.34
Franklin Small-Mid Cap Growth Securities Fund - Class 2	190,760	6.18	4.69	113,154	4.57	6.49
Templeton Developing Markets Securities Fund - Class 2	55,378	11.19	7.45	26,015	7.42	7.56
Templeton Foreign Securities Fund - Class 2	133,599	18.31	14.27	119,919	14.05	17.58
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	47,779	12.00	NA	NA	NA	NA
Small Cap Core Portfolio - Class 1 Shares	137,120	13.93	10.64	130,565	10.39	13.33
U.S. Equity Portfolio - Class 1 Shares	181,306	13.20	10.80	188,673	10.45	14.13

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	1,058,250	14.87	11.96	1,142,128	11.58	17.78
Research Series - Initial Class Shares	960,387	14.87	12.44	1,056,015	12.09	16.25
Research Bond Series - Initial Class Shares	412,384	15.35	14.10	357,755	14.24	13.18
Total Return Series - Initial Class Shares	813,603	19.40	17.16	821,472	16.92	18.03
Strategic Income Series - Initial Class Shares	112,189	12.94	11.83	74,607	11.89	11.08
Utilities Series - Initial Class Shares	858,009	19.35	14.74	977,812	14.44	19.04

APPENDIX B - GMWB Rider Examples

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person’s age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63 with a Rider Effective Date of June 1, 2011, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, June 1, 2011, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person’s age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

Example 8.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 9.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2012.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the

1

life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Annuitant’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.
Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.

BENEFICIARY

The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.

If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.

If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any Beneficiary will be subject to:

•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.

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SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:

•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2009	$1,519,126.00	$50,315.00
2010	$1,763,890.00	$116,631.00
2011	$1,813,636.00	$177,623.00
* Includes sales compensation paid to registered persons of Sunset Financial.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at

3

the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Prime Money Fund II Subaccount's actual yield is affected by:

•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Prime Money Fund II;
•	the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
•	the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

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Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of the amount surrendered during the first seven Contract Years.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.

OTHER TOTAL RETURNS

Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

We may disclose cumulative total returns in conjunction with the standard formats described above.

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EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value.  For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided.  The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2011 and 2010 and for each of the years in the three-year period ended December 31, 2011; the statements of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2011, and the related statements of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

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OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2011 and 2010; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2011.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2011; and
•
related statement of operations for the period or year ended December 31, 2011, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2011, and financial highlights for each of the periods or years in the five-year period ended December 31, 2011.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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Amounts in thousands, except share data, or as otherwise noted

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31
	2011	2010
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2011 - $2,485,692; 2010 - $2,540,725)	$ 2,682,142	$ 2,648,888
Equity securities available for sale, at fair value
(cost: 2011 - $34,951; 2010 - $36,293)	36,689	38,321
Mortgage loans	601,923	559,167
Real estate	127,962	119,909
Policy loans	80,375	84,281
Short-term investments	49,316	15,713
Other investments	3,364	5,009
Total investments	3,581,771	3,471,288

Cash	10,436	5,445
Accrued investment income	34,705	35,742
Deferred acquisition costs	181,564	192,943
Reinsurance receivables	189,885	187,123
Property and equipment	22,671	23,514
Other assets	60,601	78,018
Separate account assets	316,609	339,029
Total assets	$ 4,398,242	$ 4,333,102

LIABILITIES
Future policy benefits	$ 879,015	$ 884,380
Policyholder account balances	2,089,452	2,065,878
Policy and contract claims	36,511	43,866
Other policyholder funds	152,125	145,560
Other liabilities	213,825	174,917
Separate account liabilities	316,609	339,029
Total liabilities	3,687,537	3,653,630

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,101	41,085
Retained earnings	780,918	767,126
Accumulated other comprehensive income	30,086	7,807
Treasury stock, at cost (2011 - 7,187,315 shares;
2010 - 7,029,575 shares)	(164,521)	(159,667)
Total stockholders' equity	710,705	679,472

Total liabilities and stockholders' equity	$ 4,398,242	$ 4,333,102

See accompanying Notes to Consolidated Financial Statements.

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Kansas City Life Insurance Company
Consolidated Statements of Income

	Year Ended December 31
	2011	2010	2009
REVENUES
Insurance revenues:
Premiums, net	$ 127,338	$ 139,811	$ 137,067
Contract charges	101,061	106,019	105,735
Total insurance revenues	228,399	245,830	242,802
Investment revenues:
Net investment income	177,228	175,859	177,428
Realized investment gains, excluding
impairment losses	5,151	4,355	10,979
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(2,952)	(4,129)	(37,125)
Portion of impairment losses recognized in
other comprehensive income	943	309	16,070
Net impairment losses recognized in earnings	(2,009)	(3,820)	(21,055)
Total investment revenues	180,370	176,394	167,352
Other revenues	10,274	9,139	10,491
Total revenues	419,043	431,363	420,645

BENEFITS AND EXPENSES
Policyholder benefits	155,813	182,997	178,990
Interest credited to policyholder account balances	83,446	85,949	86,713
Amortization of deferred acquisition costs	33,966	27,033	35,126
Operating expenses	106,120	100,625	103,364
Total benefits and expenses	379,345	396,604	404,193

Income before income tax expense	39,698	34,759	16,452

Income tax expense	13,565	12,457	5,720

NET INCOME	$ 26,133	$ 22,302	$ 10,732

Comprehensive income, net of taxes:
Change in net unrealized gains on
securities available for sale	$ 43,266	$ 47,691	$ 89,709
Change in policyholder account balances	(5,883)	(4,829)	-
Change in benefit plan obligations	(15,104)	1,422	11,212
Other comprehensive income	22,279	44,284	100,921
COMPREHENSIVE INCOME	$ 48,412	$ 66,586	$ 111,653

Basic and diluted earnings per share:
Net income	$ 2.29	$ 1.95	$ 0.93

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31
	2011	2010	2009

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,085	41,068	36,281
Excess of proceeds over cost of treasury stock sold	16	17	4,787

End of year	41,101	41,085	41,068

RETAINED EARNINGS
Beginning of year	767,126	757,225	750,600
Cummulative effect of change in accounting
principle	-	-	8,399
Net income	26,133	22,302	10,732
Stockholder dividends of $1.08 per share
(2010 - $1.08; 2009 - $1.08)	(12,341)	(12,401)	(12,506)

End of year	780,918	767,126	757,225

ACCUMULATED OTHER COMPREHENSIVE
INCOME (LOSS), net of taxes
Beginning of year	7,807	(36,477)	(130,799)
Cummulative effect of change in accounting
principle	-	-	(6,599)
Other comprehensive income	22,279	44,284	100,921

End of year	30,086	7,807	(36,477)

TREASURY STOCK, at cost
Beginning of year	(159,667)	(156,574)	(152,096)
Cost of 158,694 shares acquired
(2010 - 99,012 shares; 2009 - 396,821 shares)	(4,868)	(3,108)	(11,957)
Cost of 954 shares sold
(2010 - 1,026 shares; 2009 -526,708 shares)	14	15	7,479

End of year	(164,521)	(159,667)	(156,574)

TOTAL STOCKHOLDERS' EQUITY	$ 710,705	$ 679,472	$ 628,363

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2011	2010	2009
OPERATING ACTIVITIES
Net income	$ 26,133	$ 22,302	$ 10,732
Adjustments to reconcile net income to
net cash provided by operating activities:
Amortization of investment premium and discount	3,314	3,263	3,838
Depreciation	3,204	2,786	2,919
Acquisition costs capitalized	(34,140)	(37,017)	(33,557)
Amortization of deferred acquisition costs	33,966	27,033	35,575
Realized investment (gains) losses	(3,142)	(535)	10,076
Changes in assets and liabilities:
Reinsurance receivables	(2,762)	(7,758)	(10,975)
Future policy benefits	(14,167)	10,391	13,433
Policyholder account balances	(10,563)	(19,865)	(14,365)
Income taxes payable and deferred	7,561	21,490	4,695
Other, net	8,504	13,280	16,841
Net cash provided	17,908	35,370	39,212

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(235,593)	(423,039)	(322,508)
Equity securities	(106)	(1,471)	(4,025)
Mortgage loans	(132,877)	(140,847)	(54,331)
Real estate	(9,548)	(12,238)	(22,130)
Policy loans	(14,652)	(16,765)	(17,244)
Other investments	(2)	(644)	(214)
Sales of investments:
Fixed maturity securities	61,241	81,441	134,810
Equity securities	253	584	4,781
Real estate	-	-	2,066
Other investments	-	858	-
Net sales (purchases) of short-term investments	(33,603)	122,991	(103,566)
Maturities, calls and principal paydowns of investments:
Fixed maturity securities	229,478	268,669	247,925
Equity securities	1,200	-	-
Mortgage loans	85,122	39,262	42,139
Policy loans	18,558	18,069	19,963
Net acquisition of property and equipment	(255)	(406)	(68)
Net cash used	(30,784)	(63,536)	(72,402)

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2011	2010	2009

FINANCING ACTIVITIES
Proceeds from borrowings	$ -	$ 8,000	$ 1,500
Repayment of borrowings	-	(8,000)	(4,400)
Deposits on policyholder account balances	233,955	238,213	239,642
Withdrawals from policyholder account balances	(199,960)	(204,405)	(209,468)
Net transfers from separate accounts	5,282	7,177	7,271
Change in other deposits	(4,231)	3,122	6,103
Cash dividends to stockholders	(12,341)	(12,401)	(12,506)
Net disposition (acquisition) of treasury stock	(4,838)	(3,076)	309
Net cash provided	17,867	28,630	28,451

Increase (decrease) in cash	4,991	464	(4,739)
Cash at beginning of year	5,445	4,981	9,720

Cash at end of year	$ 10,436	$ 5,445	$ 4,981

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$ -	$ 1	$ 4
Income taxes	$ 8,257	$ 4,000	$ 6,668

See accompanying Notes to Consolidated Financial Statements

5

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies.  The consolidated entity (the Company) primarily consists of three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the Consolidated Financial Statements have been prepared on the basis of GAAP and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior-period results to conform with the current period’s presentation.

Immaterial Correction of an Error
During 2011, the Company identified errors related to the classification of amounts reported in the Consolidated Statement of Cash Flows for the years ended December 31, 2010 and 2009.  In accordance with the SEC Staff Accounting Bulletin (SAB) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, management evaluated the materiality of the errors from qualitative and quantitative perspectives, and concluded that the errors were immaterial to both periods.  Consequently, the Company revised the December 31, 2010 and 2009 presentations.  The changes resulted in increases of $15.1 million and $7.8 million to cash flows from operating activities and decreases of the same amount to cash flows from financing activities for 2010 and 2009, respectively.  These changes did not impact net income, the balance sheet, or stockholders’ equity for either period.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, DAC, VOBA, future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits and the valuation allowance on deferred income tax assets.

Business Changes
The Company has not had any significant business changes in the three years ended December 31, 2011.

Significant Accounting Policies
Presented below is a summary of significant accounting policies used by the Company.

Investments
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to DAC, VOBA, policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive income (loss) in stockholders' equity.  Unrealized losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

6

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.  The Company bases its historical results from individual securities and internal assessments of likely future results for these securities.   These results are based upon validations and comparisons to similar securities provided by third parties, such as rating agencies.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity.  The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances and DAC to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  For additional information, please see Note 4 – Fair Value Measurements.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loss on mortgage loans is maintained at a level believed by management to be adequate to absorb potential future credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Other-than-Temporary Impairments
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events and other items that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections as indicators of credit issues.  For additional information, please see Note 3 - Investments.

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies and accident and health insurance.  Generally, amounts are payable over an extended period of time.  Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.

7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2011	2010
Life insurance	$ 616,397	$ 618,961
Immediate annuities and supplementary
contracts with life contingencies	219,134	218,645
Total	835,531	837,606
Accident and health insurance	43,484	46,774
Total future policy benefits	$ 879,015	$ 884,380

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts and investment-type contracts.  Liabilities for these policyholder account balances are included without reduction for potential surrender charges.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability.  These policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Front-end contract charges are deferred and amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.50% to 5.50% in 2011 (2010 – 2.00% to 5.50%; 2009 – 3.00% to 5.50%).

The following table provides detail about policyholder account balances at December 31.

	2011	2010
Universal life insurance	$ 950,935	$ 970,535
Fixed deferred annuities	1,082,324	1,037,331
Supplementary contracts
without life contingencies	56,193	58,012
Policyholder account balances	$ 2,089,452	$ 2,065,878

Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance.  These deferred costs for life insurance products are generally deferred and amortized over the premium paying period.  Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.

For interest sensitive and variable insurance products, estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.  At the issuance of policies, projections of estimated gross profits are made which are then replaced by actual gross profits over the lives of the policies.  In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income.  The Company considers the following assumptions to be of significance when projecting future estimated gross profits: mortality, interest rates and spreads, surrender and withdrawal rates and expense margins.

The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information about DAC at December 31.

	2011	2010	2009
Balance at beginning of year	$ 192,943	$ 209,495	$ 263,756
Cumulative effect of change in accounting principle	-	-	(450)
Capitalization of commissions, sales and issue expenses	34,140	37,017	33,557
Gross amortization	(45,730)	(38,896)	(46,678)
Accrual of interest	11,764	11,863	11,552
Amortization due to realized investment gains	(201)	(67)	(177)
Change in DAC due to unrealized investment gains	(11,352)	(26,469)	(52,065)
Balance at end of year	$ 181,564	$ 192,943	$ 209,495

Value of Business Acquired (VOBA)
When a new block of business is acquired or when an insurance company is purchased, a portion of the purchase price is allocated to a separately identifiable intangible asset, called VOBA.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.

The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

	2011	2010	2009
Balance at beginning of year	$ 49,271	$ 66,114	$ 82,855
Cumulative effect of change in accounting principle	-	-	(135)
Gross amortization	(10,673)	(10,432)	(8,644)
Accrual of interest	3,197	3,654	4,115
Amortization due to realized investment (gains) losses	(169)	58	336
Change in VOBA due to unrealized investment gains	(10,081)	(10,123)	(12,413)
Balance at end of year	$ 31,545	$ 49,271	$ 66,114

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2011, interest accrued on the GuideOne VOBA was at the rates of 4.6% on the interest sensitive life block, 4.0% on the deferred annuity block and 5.3% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2012 through 2016, is $7,701, $7,005, $6,074, $5,641, and $5,165, respectively.

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC may be reduced and the balance adjusted.  The DAC asset is also adjusted at each reporting date to reflect the impact of unrealized gains and losses on fixed maturity and equity securities available for sale as though such gains and losses had been realized.

9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

At least annually, a review is performed of the models and the assumptions used to develop expected future profits, based upon management’s current view of future events.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, deferred revenue liability (DRL), and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative with adjustments reducing amortization limited to amounts previously deferred plus interest accrued through the date of the adjustment.

The Company may consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to the appropriate financial statement line items, such as DAC, VOBA and DRL, in a manner similar to unlocking adjustments.

The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Income for the years ended December 31.

	DAC	VOBA	DRL	Total
2011:
Unlocking	$ 9,722	$ (939)	$ (1,889)	$ 6,894
Refinement in estimate	(7,954)	-	153	(7,801)
	$ 1,768	$ (939)	$ (1,736)	$ (907)

2010:
Unlocking	$ 5,831	$ -	$ 1,107	$ 6,938
Refinement in estimate	1,795	-	(922)	873
	$ 7,626	$ -	$ 185	$ 7,811

2009:
Unlocking	$ -	$ 163	$ -	$ 163
Refinement in estimate	6	2,477	-	2,483
	$ 6	$ 2,640	$ -	$ 2,646

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  The Company has reinsurance in force on all of the following bases:  automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 14 - Reinsurance in the Notes to Consolidated Financial Statements.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.  All insurance related revenues, benefits and expenses are reported net of reinsurance ceded.  Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated

10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Income.

The Company measures its sales or new business production with two components: new premiums recorded and new deposits received.  Premiums and deposits are subdivided into two categories: new and renewal.  New premiums and deposits are measures of sales or new business production.  Renewal premiums and deposits occur as continuing business from existing customers.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.

An additional component of contract charges is the recognition over time of the DRL for certain universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Income in a manner similar to the amortization of DAC.

Contract charges could be impacted by unlocking and refinements in estimates, as discussed previously.

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  The Company determines the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions.

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts.  Interest is credited to policyholder account balances for universal life, fixed deferred annuities and other investments-type products.  There are minimum levels of interest crediting assumed in certain policies or contracts, as well as allowances for adjustments to be made to reflect current market conditions in certain policies or contracts.  Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate.  Amounts credited are a function of account balances and current period crediting rates.  As account balances fluctuate, so will the amount of interest credited to policyholder account balances.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Comprehensive Income
Comprehensive income is comprised of net income and other comprehensive income.  Other comprehensive income includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income includes the change in the liability for benefit plan obligations.  Other comprehensive income reflects these items net of tax.  For additional information, please see Note 15 - Comprehensive Income.

11

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2011 approximated 4% of statutory premiums and 5% of the life insurance in force.  The amount of dividends to be paid is determined annually by the Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

2. New Accounting Pronouncements and Other Regulatory Activity

Accounting Pronouncements Adopted During 2011

In April 2011, the Financial Accounting Standards Board (FASB) issued amended guidance concerning creditors’ determinations of when a restructuring is considered to be a troubled debt restructuring.  In making the determination, a creditor must evaluate and conclude that the restructuring constitutes a concession and that the debtor is experiencing financial difficulties.  The amended guidance provides clarifications as to whether a concession has been made and provides additional guidance on a creditor’s evaluation of whether a debtor is experiencing financial difficulties.  This guidance became effective for the first interim or annual period beginning after June 15, 2011 and retrospective application to the beginning of the annual period of adoption is required.  The Company adopted this guidance on July 1, 2011 with retroactive application to January 1, 2011 with no material impact to the consolidated financial statements.

Accounting Pronouncements Adopted During 2012

In October 2010, the FASB issued guidance that modifies the types of costs incurred by insurance entities that can be capitalized when issuing or renewing insurance contracts.  The guidance defines allowable deferred acquisition costs as incremental or directly related to the successful acquisition of new or renewal contracts.  In addition, certain costs related directly to acquisition activities performed by the insurer, such as underwriting and policy issuance, are also deferrable.  This guidance also defines the considerations for the deferral of direct-response advertising costs.  This guidance became effective for interim and annual periods beginning after December 15, 2011, with either prospective or retrospective application permitted.  The Company adopted this new guidance prospectively on January 1, 2012 with no material impact to the consolidated financial statements.

In April 2011, the FASB issued new guidance concerning repurchase agreements.  This guidance amends previously provided guidance as to when an entity may or may not recognize a sale upon the transfer of financial assets subject to repurchase agreements.  That determination was previously based upon whether the entity has maintained effective control over the transferred financial assets.  One of the relevant considerations for assessing effective control is the transferor’s ability to repurchase or redeem financial assets before maturity.  This update removes the assessment of effective control.  The update became effective for interim or annual periods beginning on or after December 15, 2011.  The Company adopted this new guidance on January 1, 2012 with no material impact to the consolidated financial statements.

In May 2011, the FASB issued new guidance concerning fair value measurements and disclosure.  The new guidance is the result of joint efforts by the FASB and the International Accounting Standards Board (IASB) to develop a single, converged fair value framework on how to measure fair value and the necessary disclosures concerning fair value measurements.  The guidance became effective for interim and annual periods beginning after December 15, 2011.  The Company adopted this new guidance on January 1, 2012 with no material impact to the consolidated financial statements.

In June 2011, the FASB issued new guidance regarding the manner in which entities present comprehensive income in the financial statements.  This guidance removes the previous presentation options and provides that entities must report comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements.  This guidance also includes the requirement for reclassification adjustments for items that are reclassified from other comprehensive income to net income to be presented on the face of the financial statements.  This guidance does not change the items that must be reported in other comprehensive income nor does it require incremental disclosures, in addition to those previously required.  In December 2011, the FASB issued a deferral on the effective date for amendments to the presentation of reclassification adjustments.  The guidance became effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  The Company adopted this new guidance on January 1, 2012 with no material impact to the consolidated financial statements.

12

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Accounting Pronouncements Issued During 2011, Not Yet Adopted

In July 2011, the FASB issued new guidance regarding fees paid to the federal government by health insurers.  The guidance addresses how health insurers should recognize and classify in their income statements the fees that are mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act.  The guidance is effective for calendar years beginning after December 31, 2013.  The Company is currently evaluating this new guidance but it does not believe that there will be a material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time.

Other Regulatory Activity

Health Care Reform
The Company will continue to assess the information contained in the Affordable Care Act that was passed in 2010 as additional guidance becomes available and as additional implications are understood or clarified.  However, the Company does not believe this Act will have a material impact to the consolidated financial statements.

Financial Reform
The Dodd-Frank Wall Street Reform and Consumer Protection Act was passed in 2010.  This Act focuses on financial reform, specifically changes to derivatives regulation, regulatory framework for executive pay, corporate governance, investor protection, clawback provisions, mortgage reform, and numerous other issues.  The Company will continue to assess the information contained in this Bill as additional guidance becomes available and as additional implications are clarified.  The Company expects that additional disclosures will become required and additional costs may be associated with this Act.  However, the Company does not believe they will have a material impact to the consolidated financial statements.

13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

3. Investments

Fixed Maturity and Equity Securities Available for Sale

Securities by Asset Class

The following table provides amortized cost and fair value of securities by asset class at December 31, 2011.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 120,593	$ 13,856	$ 12	$ 134,437
Federal agencies 1	22,401	3,480	-	25,881
Federal agency issued
residential mortgage-backed securities 1	109,738	9,901	2	119,637
Subtotal	252,732	27,237	14	279,955
Corporate obligations:
Industrial	444,030	43,710	860	486,880
Energy	152,580	19,131	-	171,711
Communications and technology	184,983	16,566	156	201,393
Financial	308,813	15,155	5,890	318,078
Consumer	452,962	43,788	263	496,487
Public utilities	259,609	38,094	1,366	296,337
Subtotal	1,802,977	176,444	8,535	1,970,886
Corporate private-labeled residential
mortgage-backed securities	167,666	1,856	12,620	156,902
Municipal securities	150,267	18,316	61	168,522
Other	100,315	3,576	9,235	94,656
Redeemable preferred stocks	11,735	226	740	11,221
Fixed maturity securities	2,485,692	227,655	31,205	2,682,142
Equity securities	34,951	1,873	135	36,689
Total	$ 2,520,643	$ 229,528	$ 31,340	$ 2,718,831

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides amortized cost and fair value for securities by asset class at December 31, 2010.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 128,280	$ 7,180	$ 318	$ 135,142
Federal agencies 1	24,144	1,951	-	26,095
Federal agency issued
residential mortgage-backed securities 1	128,318	9,740	2	138,056
Subtotal	280,742	18,871	320	299,293
Corporate obligations:
Industrial	409,193	26,255	2,930	432,518
Energy	163,237	15,498	224	178,511
Communications and technology	164,499	9,243	796	172,946
Financial	341,520	14,161	5,022	350,659
Consumer	404,152	28,725	2,373	430,504
Public utilities	298,626	27,640	1,466	324,800
Subtotal	1,781,227	121,522	12,811	1,889,938
Corporate private-labeled residential
mortgage-backed securities	209,529	2,352	16,826	195,055
Municipal securities	153,813	1,319	3,301	151,831
Other	100,548	5,193	7,739	98,002
Redeemable preferred stocks	14,866	343	440	14,769
Fixed maturity securities	2,540,725	149,600	41,437	2,648,888
Equity securities	36,293	2,165	137	38,321
Total	$ 2,577,018	$ 151,765	$ 41,574	$ 2,687,209

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Contractual Maturities
The following tables provide the distribution of maturities for fixed maturity securities available for sale at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2011		2010
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Due in one year or less	$ 79,651	$ 81,212	$ 93,283	$ 95,392
Due after one year through five years	599,904	639,706	590,868	625,121
Due after five years through ten years	946,752	1,045,645	884,404	948,239
Due after ten years	486,126	532,927	523,608	530,365
Securities with variable principal payments	361,524	371,431	433,696	435,002
Redeemable preferred stocks	11,735	11,221	14,866	14,769
	$ 2,485,692	$ 2,682,142	$ 2,540,725	$ 2,648,888

Mortgage Loans
Investments in mortgage loans totaled $601.9 million at December 31, 2011 ($559.2 million – December 31, 2010).  The Company’s mortgage loans are mostly secured by commercial real estate and are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses.  This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $2.8 million at December 31, 2011 ($3.4 million - December 31, 2010). Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical experience, industry data, current economic conditions and other relevant factors.  Please see Note 5 – Financing Receivables for additional information.  Three mortgage loans have been

15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

foreclosed upon and transferred to real estate investments during the past three years.  Two of these foreclosed loans did not result in a recognition of impairment loss to the Company as their fair values exceeded the carrying values.  Also, there were three delinquent mortgage loans at December 31, 2011 (two in 2010), although payments were subsequently received in January 2012 to bring these loans current.  The Company does not hold mortgage loans of any single borrower that exceeds 5% of stockholders’ equity.

At December 31, 2011, the Company had 17% of its invested assets in mortgage loans, up from 16% at December 31, 2010.  The Company originates and services fixed-rate commercial mortgage loans.  New commercial loans were $132.9 million, $140.8 million and $54.3 million for 2011, 2010 and 2009, respectively. The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads and borrower demand.  In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment. The recourse requirement is determined as part of the underwriting requirements of each loan.

The Company added 62 new loans to the portfolio during 2011, and 53 or 85% of these loans had some amount of recourse requirement.  A total of 22 new loans or $72.3 million were purchased from institutional lenders during 2011. At December 31, 2011, 23% of the Company’s commercial mortgage portfolio has been acquired rather than originated by the Company.  The purchased loans are seasoned performing loans having characteristics of property type, geographical diversification, term, underwriting and cash flows that are similar to the Company’s portfolio of originated loans. The average loan to value ratio for the overall portfolio was 46% at December 31, 2011, down from 49% at December 31, 2010 and is based upon the appraisal of value at the time the loan was originated or acquired.  The average loan balance was approximately $1.6 million at December 31, 2011.

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2011, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.

		%
	2011	of Total
Prior to 2002	$ 28,437	5%
2003	42,112	7%
2004	29,966	5%
2005	54,802	9%
2006	42,676	7%
2007	35,323	6%
2008	44,285	7%
2009	50,574	8%
2010	133,684	22%
2011	142,913	24%
	604,772	100%
Allowance for potential future losses	(2,849)
Total	$ 601,923

16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table identifies mortgage loans by geographic location at December 31.

		%		%
	2011	of Total	2010	of Total
Pacific	$ 138,529	23%	$ 134,892	24%
West north central	130,481	22%	122,228	22%
West south central	98,036	16%	106,093	19%
Mountain	82,029	14%	72,871	13%
South atlantic	63,125	10%	50,454	9%
Middle atlantic	42,112	7%	22,975	4%
East north central	30,482	5%	30,905	5%
East south central	19,978	3%	22,159	4%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

The following table identifies mortgage loans by property type at December 31.  The Other category consists of apartments and retail properties.

		%		%
	2011	Total	2010	Total
Industrial	$ 251,839	42%	$ 263,621	47%
Office	243,885	40%	227,772	41%
Medical	43,089	7%	35,223	6%
Other	65,959	11%	35,961	6%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

The following table identifies the concentration of mortgage loans by state greater than 5% at December 31.

		%		%
	2011	of Total	2010	of Total
California	$ 117,261	19%	$ 115,766	21%
Texas	84,724	14%	81,903	14%
Minnesota	64,952	11%	56,537	10%
Florida	31,310	5%	28,770	5%
All others	306,525	51%	279,601	50%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The table below identifies mortgage loans by maturity at December 31.

		%		%
	2011	of Total	2010	of Total
Due in one year or less	$ 2,356	-	$ 33,703	6%
Due after one year through five years	153,822	25%	177,182	31%
Due after five years through ten years	255,615	42%	235,566	42%
Due after ten years	192,979	33%	116,126	21%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.

	2011	% of Total	2010	% of Total
$5 million or greater	$ 89,352	15%	$ 73,003	13%
$4 million to less than $5 million	36,625	6%	26,821	5%
$3 million to less than $4 million	78,899	13%	71,147	13%
$2 million to less than $3 million	124,636	21%	116,046	21%
$1 million to less than $2 million	182,467	30%	184,324	32%
Less than $1 million	92,793	15%	91,236	16%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of value at the time of origination at December 31.

	2011	% of Total	2010	% of Total
70% or greater	$ 34,010	6%	$ 50,807	9%
50% to 69%	315,633	52%	325,854	58%
Less than 50%	255,129	42%	185,916	33%
	604,772	100%	562,577	100%
Allowance for potential future losses	(2,849)		(3,410)
Total	$ 601,923		$ 559,167

The concentration in California, along with other states included in the Pacific Region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires that may affect certain areas of the region.  The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire.  The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure.  However, diversification may not always sufficiently mitigate the risk of such losses.  Historically, the delinquency rate of the Company’s Pacific Region commercial mortgage loans has been substantially below the industry average and consistent with the Company’s experience in other regions.  The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans.  However, the Company does consider the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active submarkets and structural information specific to each property.  The Company does not expect catastrophe or earthquake damage or economic downturn in the Pacific Region to have a material adverse effect on its business, financial position, results of operations or cash flows.  However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on the Company’s environmental assessments, the Company believes that any compliance costs associated with environmental laws and

18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

regulations or any remediation of affected properties would not have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.  However, the Company cannot provide assurance that material compliance costs will not be incurred.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance.  The Company had commitments to originate mortgage loans of $6.5 million at December 31, 2011 with fixed interest rates ranging from 4.25% to 5.75%.  These commitments generally have fixed expiration dates.  A small percentage of commitments expire due to the borrower’s failure to deliver the requirements of the commitment by the expiration date.  In these cases, the Company will retain the commitment fee.  Of the commitments in place at December 31, 2011, $1.7 million were funded in January 2012.

Prior to 2011, the Company issued two construction-to-permanent loans totaling $17.8 million.  At June 30, 2011, $17.8 million had been disbursed for the two construction loans, with no remaining commitments.  Both projects have been completed and one has been transitioned to permanent loan status.  In addition, in the first quarter of 2011, the Company issued a third construction-to-permanent loan in the amount of $2.8 million.  At December 31, 2011, $2.2 million had been disbursed. At completion and fulfillment of occupancy requirements, the construction loan will convert to long-term, fixed rate permanent loans.

Real Estate
Investments in real estate totaled $127.9 million at December 31, 2011 ($119.9 million at December 31, 2010).  The table below provides information concerning the Company's real estate investments by major category at December 31.

	2011	2010
Land	$ 18,914	$ 17,850
Buildings	81,568	72,721
Less accumulated depreciation	(29,431)	(27,326)
Real estate, commercial	71,051	63,245
Real estate, joint ventures	56,911	56,664
	$ 127,962	$ 119,909

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 to 60 years.  The Company had no real estate sales during 2011.

The Company had non-income producing real estate of $10.5 million, consisting of vacant properties and properties under development, at December 31, 2011 (2010 - $29.7 million).

At December 31, 2011, the Company had commitments to sell real estate investments of $20.0 million (2010 - none).  The Company had commitments to fund affordable housing project obligations of $6.8 million at December 31, 2011 (2010 - $9.6 million).

Unrealized Gains and Losses
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels and income results;

19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Income and the cost basis of the underlying investment is reduced.  The portion of the impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Income and reflected in other comprehensive income and accumulated other comprehensive income (loss), which is a component of stockholders’ equity in the Consolidated Balance Sheets.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate or misleading information could be provided to the Company’s credit, investment and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, an analysis of the fair value of the investment is performed and the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The evaluation of loan-backed and similar asset-backed securities, particularly including residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment.  Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized.  Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.  If the present value of the projected expected future cash flows are determined to be below the Company’s carrying value, the Company recognizes an other-than-temporary impairment on the portion of the

20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

carrying value that exceeds the projected expected future cash flows.  To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified and tested 17 and 12 non-U.S. Agency mortgage-backed securities that had such indications at December 31, 2011 and December 31, 2010, respectively.  Discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant over a 24-month time frame and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

The determination of any amount of impairment that is due to credit is based upon a comparison of the present value of the projected future cash flows on the security to the amortized cost.  If any portion of the impairment is determined to be due to credit, based upon the present value of projected future cash flows being less than the amortized cost of the security, this amount is recognized as a realized loss in the Company’s Consolidated Statements of Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  This has been the situation in the non-U.S. Agency mortgage-backed securities market in recent periods.  Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2011.

	Less Than 12 Months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ -	$ -	$ 959	$ 12	$ 959	$ 12
Federal agency issued
residential mortgage-backed securities 1	649	-	294	2	943	2
Subtotal	649	-	1,253	14	1,902	14
Corporate obligations:
Industrial	25,455	860	-	-	25,455	860
Communications and technology	7,239	156	-	-	7,239	156
Financial	51,273	2,107	16,402	3,783	67,675	5,890
Consumer	11,765	119	3,689	144	15,454	263
Public utilities	4,710	344	11,152	1,022	15,862	1,366
Subtotal	100,442	3,586	31,243	4,949	131,685	8,535
Corporate private-labeled residential
mortgage-backed securities	41,734	2,668	61,864	9,952	103,598	12,620
Municipal securities	-	-	3,909	61	3,909	61
Other	9,257	921	47,146	8,314	56,403	9,235
Redeemable preferred stocks	2,939	115	3,056	625	5,995	740
Fixed maturity securities	155,021	7,290	148,471	23,915	303,492	31,205
Equity securities	69	104	1,054	31	1,123	135
Total	$ 155,090	$ 7,394	$ 149,525	$ 23,946	$ 304,615	$ 31,340

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2010.

	Less Than 12 Months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 7,663	$ 286	$ 2,206	$ 32	$ 9,869	$ 318
Federal agency issued
residential mortgage-backed securities 1	16	1	281	1	297	2
Subtotal	7,679	287	2,487	33	10,166	320
Corporate obligations:
Industrial	76,795	2,825	3,023	105	79,818	2,930
Energy	7,848	224	-	-	7,848	224
Communications and technology	38,762	796	-	-	38,762	796
Financial	50,744	900	38,170	4,122	88,914	5,022
Consumer	67,690	1,444	14,931	929	82,621	2,373
Public utilities	24,165	1,204	4,394	262	28,559	1,466
Subtotal	266,004	7,393	60,518	5,418	326,522	12,811
Corporate private-labeled residential
mortgage-backed securities	-	-	96,581	16,826	96,581	16,826
Municipal securities	81,799	2,537	7,145	764	88,944	3,301
Other	5,379	182	54,488	7,557	59,867	7,739
Redeemable preferred stocks	618	8	4,333	432	4,951	440
Fixed maturity securities	361,479	10,407	225,552	31,030	587,031	41,437
Equity securities	-	-	2,034	137	2,034	137
Total	$ 361,479	$ 10,407	$ 227,586	$ 31,167	$ 589,065	$ 41,574

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time the fair value of a security is below amortized cost.  At December 31, 2011, the Company had 85 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 46 security issues were below cost for less than one year; 10 security issues were below cost for one year or more and less than three years; and 29 security issues were below cost for three years or more.  At December 31, 2010, the Company had 187 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 130 security issues were below cost for less than one year; 18 security issues were below cost for one year or more and less than three years; and 39 security issues were below cost for three years or more.

The Company reviews all security investments, with particular attention given to those having unrealized losses.  Further, the Company specifically assesses all investments with greater than 10% declines in fair value below amortized cost and, in general, monitors all security investments as to ongoing risk.  These risks are fundamentally evaluated through both a qualitative and quantitative analysis of the issuer.  The Company also prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events and other items that could impact issuers.  The evaluation includes, but is not limited to, such factors as the issuer’s stated intent and ability to make all principal and interest payments when due, near-term business prospects, cash flow and liquidity, credit ratings, business climate, management changes and litigation and government actions.  This process also involves monitoring several factors, including late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections, as indicators of credit issues.

23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered are described in the Valuation of Investments section of Note 1 – Nature of Operations and Significant Accounting Policies.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Income and reflected in other comprehensive income and accumulated other comprehensive income (loss).

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties are described in the Valuation of Investments Section of Note 1.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment. Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future. Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities and analyses performed by third parties. This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination is made that an unsecured security, secured security or security with a guaranty of payment by a third-party is other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit.  The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company’s best estimate, derived from probability-weighted cash flows.

The Company has less than 5% of its investments in municipal bond securities.  The Company’s investments in municipal bonds present unique considerations in evaluating other-than-temporary impairments.  Judgments regarding whether a municipal debt security is other-than-temporarily impaired include analyzing a number of rather unique characteristics pertaining to the issuer.  Municipalities possess unique powers, along with special legal standing and protections.  These powers include the sovereign power to tax, access to one-time revenue sources, capacity to issue or restructure debt and the ability to shift spending to other authorities.  In addition, state governments often provide secondary support to local governments in times of financial stress and the federal government has also provided assistance to state governments.

As part of the required accounting for unrealized gains and losses, the Company also adjusts the DAC and VOBA assets to recognize the adjustment to those assets as if the unrealized gains and losses from securities classified as available-for-sale actually had been realized.

24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on the Company’s investments in securities available for sale, at December 31.

	2011	2010	2009
Net unrealized gains (losses)	$ 198,188	$ 110,191	$ 227
Amounts resulting from:
DAC and VOBA	(56,971)	(35,538)	1,055
Policyholder account balances	(16,481)	(7,430)	-
Deferred income taxes	(43,657)	(23,528)	(449)
	$ 81,079	$ 43,695	$ 833

The following tables provide the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2011
		Gross
	Fair	Unrealized
	Value	Losses
Fixed maturity securities
available for sale:
Due in one year or less	$ 2,953	$ 48
Due after one year through five years	42,416	2,120
Due after five years through ten years	64,772	2,616
Due after ten years	82,816	13,060
Total	192,957	17,844
Securities with variable principal payments	104,540	12,621
Redeemable preferred stocks	5,995	740
Total	$ 303,492	$ 31,205

	2010
		Gross
	Fair	Unrealized
	Value	Losses
Fixed maturity securities
available for sale:
Due in one year or less	$ 28	$ -
Due after one year through five years	75,560	1,948
Due after five years through ten years	166,658	6,005
Due after ten years	242,949	16,217
Total	485,195	24,170
Securities with variable principal payments	96,885	16,828
Redeemable preferred stocks	4,951	440
Total	$ 587,031	$ 41,438

The Company held two non-income producing securities with a carrying value of $3.2 million at December 31, 2011 (2010 – two securities with a carrying value of $2.8 million).  These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2011 or December 31, 2010.

No derivative financial instruments were held during the three years ended December 31, 2011.

25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

As an additional separate consideration, the Company closely monitors its investments in securities classified as subprime.  Subprime securities include all bonds or portions of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market as prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.

At December 31, 2011, the fair value of investments with subprime residential mortgage exposure was $17.4 million with a related $3.5 million unrealized loss.  At December 31, 2010, the Company had investments with subprime residential mortgage exposure of $19.6 million and a related $4.9 million unrealized loss.  This exposure amounted to less than 1% of the Company’s invested assets at both December 31, 2011 and 2010.

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary loss was recognized in other comprehensive income for the year ended December 31, 2011.

Credit losses on securities held at beginning of year in accumulated other comprehensive income	$ 11,567
Additions for credit losses not previously recognized in other-than-temporary impairment	747
Additions for increases in the credit loss for which an other-than-temporary impairment was previously
recognized when there was no intent to sell the security before recovery of its amortized cost basis	1,262
Reductions for securities sold during the period (realized)	-
Reductions for securities previously recognized in other comprehensive income because of intent to
sell the security before recovery of its amortized cost basis	-
Reductions for increases in cash flows expected to be collected that are recognized over the
remaining life of the security	(17)
Credit losses on securities held at the end of year in accumulated other comprehensive income	$ 13,559

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2011	2010	2009
Net investment income:
Fixed maturity securities	$ 136,534	$ 140,600	$ 143,514
Equity securities	267	1,636	2,822
Mortgage loans	38,089	31,261	29,361
Real estate	7,685	6,840	5,673
Policy loans	5,626	5,827	5,897
Short-term investments	45	177	272
Other	486	652	436
	188,732	186,993	187,975
Less investment expenses	(11,504)	(11,134)	(10,547)
	$ 177,228	$ 175,859	$ 177,428

26

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Realized Gains (Losses)

The following table provides realized investment gains (losses) and net impairment losses by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2011	2010	2009
Realized investment gains (losses):
Fixed maturity securities	$ 3,409	$ 542	$ (9,685)
Equity securities	4	2	903
Real estate	-	-	(1,453)
Mortgage loans	99	-	-
	3,512	544	(10,235)
Amortization of DAC and VOBA	(370)	(9)	159
	$ 3,142	$ 535	$ (10,076)

The following table provides detail concerning realized investment gains and losses for the three years ended December 31.

	2011	2010	2009
Gross gains resulting from:
Sales of investment securities	$ 3,945	$ 2,545	$ 9,886
Investment securities called and other	3,621	2,139	674
Sales of real estate	-	-	661
Total gross gains	7,566	4,684	11,221
Gross losses resulting from:
Sales of investment securities	(1,666)	(67)	(313)
Investment securities called and other	(379)	(253)	(88)
Total gross losses	(2,045)	(320)	(401)
Amortization of DAC and VOBA	(370)	(9)	159
Net realized investment gains, exluding
impairment losses	5,151	4,355	10,979

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on
fixed maturity and equity securities	(2,952)	(4,129)	(35,011)
Other-than-temporary impairment losses on
real estate	-	-	(2,114)
Total other-than-temporary impairment losses	(2,952)	(4,129)	(37,125)
Portion of loss recognized in other
comprehensive income	943	309	16,070
Net impairment losses recognized in earnings	(2,009)	(3,820)	(21,055)
Realized investment gains (losses)	$ 3,142	$ 535	$ (10,076)

Proceeds From Sales of Investment Securities
The table below provides information regarding sales of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2011	2010	2009
Proceeds	$ 61,494	$ 82,025	$ 139,591
Gross realized gains	3,945	2,545	9,886
Gross realized losses	1,666	67	313

27

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

4. Fair Value Measurements

Under U.S. GAAP, fair value represents the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.  If quoted prices are not available, fair values are determined as described in the preceding paragraphs.

Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments and are carried at historical cost.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the purchase of the instrument and its expected repayment or maturity.

Loans
The Company does not record loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV).

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
Fair values for liabilities under investment-type insurance contracts are based upon account value.  The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities are estimated to be their cash surrender values.  The fair values of supplementary contracts without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.

Guaranteed Minimum Withdrawal Benefits
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as defined below.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.

Notes Payable
Fair values for short-term notes payable approximate carrying value.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the origination of the loan and its expected repayment.

Determination of Fair Value
The Company utilizes external independent third-party pricing services to determine the majority of its fair values on investment securities available for sale.  At December 31, 2011, approximately 96% of the carrying value of these investments was from external pricing services and 4% was derived from brokers, internal matrices, and calculations.  In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing

28

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

service.  The Company reviews prices received from service providers for unusual fluctuations but generally accepts the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to assess that the prices represent a reasonable estimate of the fair value.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the primary third-party pricing service’s methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.

The Company had three instances where it used a price other than identified in its pricing policy at December 31, 2011.

•
In the first instance, the Company had two similar issues without prices from either pricing service.  The Company received a broker price for each issue.  The Company used the average of these prices and the latest liquidation price as its determination of fair value.

•
In the second instance, the Company received a price from its second pricing service but determined that the price was inconsistent with observable market indications.  Accordingly, the Company used the average of the price from the pricing service and a broker price as its determination of fair value.

•
In the third instance, the Company received a price from its second pricing service but determined that the price was inconsistent with observable market indications.  Accordingly, the Company’s determination of fair value was derived from internal matrices and calculations.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any calculation technique.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value are derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

Fair Values Hierarchy
The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

29

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Categories Reported at Fair Value
The following tables present categories reported at fair value on a recurring basis December 31.

	2011
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$ 12,876	$ 118,130	$ 3,431	$ 134,437
Federal agencies 1	-	25,881	-	25,881
Federal agency issued
residential mortgage-backed securities 1	-	119,637	-	119,637
Subtotal	12,876	263,648	3,431	279,955
Corporate obligations:
Industrial	-	486,380	500	486,880
Energy	-	169,342	2,369	171,711
Communications and technology	-	201,393	-	201,393
Financial	-	307,464	10,614	318,078
Consumer	-	474,553	21,934	496,487
Public utilities	-	296,337	-	296,337
Subtotal	-	1,935,469	35,417	1,970,886
Corporate private-labeled residential
mortgage-backed securities	-	156,902	-	156,902
Municipal securities	-	163,611	4,911	168,522
Other	-	94,656	-	94,656
Redeemable preferred stocks	11,221	-	-	11,221
Fixed maturity securities	24,097	2,614,286	43,759	2,682,142
Equity securities	2,216	33,350	1,123	36,689
Total	$ 26,313	$ 2,647,636	$ 44,882	$ 2,718,831

Percent of total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (187)	$ (187)
Total	$ -	$ -	$ (187)	$ (187)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	2010
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$ 11,544	$ 119,624	$ 3,974	$ 135,142
Federal agencies 1	-	26,095	-	26,095
Federal agency issued
residential mortgage-backed securities 1	-	138,056	-	138,056
Subtotal	11,544	283,775	3,974	299,293
Corporate obligations:
Industrial	-	430,283	2,235	432,518
Energy	-	176,220	2,291	178,511
Communications and technology	-	172,946	-	172,946
Financial	-	347,884	2,775	350,659
Consumer	-	408,592	21,912	430,504
Public utilities	-	324,800	-	324,800
Subtotal	-	1,860,725	29,213	1,889,938
Corporate private-labeled residential
mortgage-backed securities	-	195,055	-	195,055
Municipal securities	-	146,083	5,748	151,831
Other	-	81,136	16,866	98,002
Redeemable preferred stocks	14,769	-	-	14,769
Fixed maturity securities	26,313	2,566,774	55,801	2,648,888
Equity securities	3,871	33,270	1,180	38,321
Total	$ 30,184	$ 2,600,044	$ 56,981	$ 2,687,209

Percent of total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (2,799)	$ (2,799)
Total	$ -	$ -	$ (2,799)	$ (2,799)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following tables present the fair value of fixed maturity and equity securities available for sale by pricing source and fair value hierarchy level at December 31.

	2011
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$ 24,097	$ 2,582,617	$ -	$ 2,606,714
Priced from independent broker quotations	-	31,669	-	31,669
Priced from internal matrices and calculations	-	-	43,759	43,759
Subtotal	24,097	2,614,286	43,759	2,682,142
Equity securities available for sale:
Priced from external pricing services	2,216	7,444	-	9,660
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	25,906	1,123	27,029
Subtotal	2,216	33,350	1,123	36,689
Total	$ 26,313	$ 2,647,636	$ 44,882	$ 2,718,831
Percent of total	1%	97%	2%	100%

31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	2010
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$ 26,313	$ 2,537,287	$ -	$ 2,563,600
Priced from independent broker quotations	-	29,487	-	29,487
Priced from internal matrices and calculations	-	-	55,801	55,801
Subtotal	26,313	2,566,774	55,801	2,648,888
Equity securities available for sale:
Priced from external pricing services	3,871	7,125	-	10,996
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	26,145	1,180	27,325
Subtotal	3,871	33,270	1,180	38,321
Total	$ 30,184	$ 2,600,044	$ 56,981	$ 2,687,209
Percent of total	1%	97%	2%	100%

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

	2011
	Assets			Liabilities
	Fixed maturity	Equity securities
	securities available	available
	for sale	for sale	Total	GMWB
Beginning balance	$ 55,801	$ 1,180	$ 56,981	$ (2,799)
Included in earnings	11	92	103	2,500
Included in other comprehensive income	1,385	51	1,436	-
Purchases, issuances, sales
and other dispositions:
Purchases	-	-	-	-
Issuances	-	-	-	163
Sales	-	-	-	-
Other dispositions	(2,977)	(200)	(3,177)	(51)
Transfers into Level 3	8,640	-	8,640	-
Transfers out of Level 3	(19,101)	-	(19,101)	-
Ending balance	$ 43,759	$ 1,123	$ 44,882	$ (187)

Net unrealized gains	$ 1,401	$ 105	$ 1,506

	2010
	Assets			Liabilities
	Fixed maturity	Equity securities
	securities available	available
	for sale	for sale	Total	GMWB
Beginning balance	$ 52,474	$ 1,037	$ 53,511	$ (1,642)
Included in earnings	(4)	-	(4)	(1,217)
Included in other comprehensive income	920	143	1,063	-
Purchases and dispositions	(3,159)	-	(3,159)	60
Net transfers in	5,570	-	5,570	-
Ending balance	$ 55,801	$ 1,180	$ 56,981	$ (2,799)

Net unrealized gains	$ 922	$ 143	$ 1,065

32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3.  Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  The Company did not have any significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

The table below is a summary of fair value estimates at December 31 for financial instruments.  The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented below do not represent, and should not be construed to represent, the underlying value to the Company.

	2011		2010
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets:
Investments:
Fixed maturity securities available for sale	$ 2,682,142	$ 2,682,142	$ 2,648,888	$ 2,648,888
Equity securities available for sale	36,689	36,689	38,321	38,321
Mortgage loans	601,923	642,905	559,167	593,418
Policy loans	80,375	80,375	84,281	84,281
Cash and short-term investments	59,752	59,752	21,158	21,158
Separate account assets	316,609	316,609	339,029	339,029

Liabilities:
Individual and group annuities	1,082,324	1,062,407	1,037,331	1,017,135
Supplementary contracts without
life contingencies	56,193	54,824	58,012	56,514
Separate account liabilities	316,609	316,609	339,029	339,029

5. Financing Receivables

The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as an asset in the Company’s statement of financial position.

The table below identifies the Company’s financing receivables by classification amount at December 31.

	2011	2010
Receivables:
Agent receivables, net (allowance $2,226; $644 - 2010)	$ 1,708	$ 2,677
Investment-related financing receivables:
Mortgage loans, net (allowance $2,849; $3,410 - 2010)	601,923	559,167
Total financing receivables	$ 603,631	$ 561,844

Agent Receivables
The Company has agent receivables which are classified as financing receivables and which are reduced by an allowance for doubtful accounts.  These receivables are long-term in nature, are trade receivables with the Company’s sales force, contain specifically agreed contracts and are specifically assessed as to the collectability of each receivable.  The Company’s gross agent receivables totaled $3.9 million as of December 31, 2011 and the Company had an allowance for doubtful accounts totaling $2.2 million.  Gross agent receivables totaled $3.3 million with an allowance for doubtful accounts of $0.6 million at December 31, 2010.  The Company identified additions to the allowance for doubtful accounts of $1.7 million, the result of defaults or expected defaults on selected agent receivables.  Also, the allowance was reduced by $0.1 million during 2011, largely due to write-offs of agent receivables and collections of debt.  The Company has two types of agent receivables included in this category as follows:

•
Agent specific loans.  As of December 31, 2011, these loans totaled $0.8 million with an allowance for doubtful accounts of $0.2 million.  As of December 31, 2010, agent specific loans totaled $0.3 million and had a minimal allowance for doubtful accounts.

33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

•
Various agent commission advances and other commission receivables.  Gross agent receivables in this category totaled $3.1 million, and the Company had an allowance for doubtful accounts of $2.0 million as of December 31, 2011.  Gross agent receivables totaled $3.0 million and the allowance for doubtful accounts was $0.6 million as of December 31, 2010.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables.  Mortgage loans are stated at cost, net of an allowance for potential future losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired or loans past due 90 days or more are placed on a non-accrual status.

If a mortgage loan is determined to be in non-accrual status, the Company does not accrue interest income.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment.  The Company considers its primary class to be property type.  The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property-type in a table in Note 3 - Investments.  In addition, geographic distributions for both regional and significant state concentrations are also presented in Note 3.  These measures are also supplemented with various other analytics to provide additional information concerning mortgage loans and management’s assessment of financing receivables.

The following table presents an aging schedule for delinquent payments for both principal and interest as of December 31, 2011 and December 31, 2010, by property type.

Amount of Payments Past Due
December 31, 2011	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
Industrial	$ -	$ -	$ -	$ -	$ -
Office	816	13	-	-	13
Medical	7,019	75	-	-	75
Other	-	-	-	-	-
Total	$ 7,835	$ 88	$ -	$ -	$ 88

December 31, 2010
Industrial	$ 1,187	$ 11	$ -	$ -	$ 11
Office	2,219	22	-	-	22
Medical	-	-	-	-	-
Other	-	-	-	-	-
Total	$ 3,406	$ 33	$ -	$ -	$ 33

As of December 31, 2011, there were three mortgage loans that were 30 days past due.  Subsequently, payments have been received and all were brought current in January 2012.  At December 31, 2010, there were two mortgage loans that were 30 days past due.  Subsequently, payment was received on both of these loans and they were brought current in January 2011.

The allowance for losses on mortgage loans is maintained at a level believed by management to be adequate to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  The Company assesses the amount it maintains in the mortgage loan allowance through an assessment of what the Company believes are relevant factors at both the macro-environmental level and specific loan basis.  A loan is considered impaired if it is probable that contractual amounts due will not be collected.  The Company’s allowance for credit losses was $2.8 million at December 31, 2011 and $3.4 million at December 31, 2010.

The allowance for potential future losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, the Company establishes the allowance for potential future losses using the collectively evaluated impairment methodology for an overall portfolio level and then specifically identifies an allowance

34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

for potential future losses on loans that contain elevated risk profiles.  If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan’s risk profile and assigns a specific allowance value based on many factors, including those identified below.

Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience,
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.

As part of the Company’s process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of it contractual payments.

The following table details the activity of the allowance for losses on mortgage loans at December 31.

	2011	2010	2009
Beginning of year	$ 3,410	$ 3,410	$ 3,410
Additions	-	-	-
Deductions	(561)	-	-
End of year	$ 2,849	$ 3,410	$ 3,410

Deductions to the allowance reflect a $0.5 million loss recognition and a $0.1 million reduction to the allowance as a result of the Company’s evaluation of the portfolio’s risk profile and expected ongoing performance.

To the extent the Company’s review and valuation determines a loan is impaired, that amount is charged to the allowance for loss and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value or book value of the property with a charge to the allowance for loss and a corresponding reduction to the mortgage loan asset.

Over the past three years, the Company has had three mortgage loan maturity defaults, with two in the fourth quarter of 2011 and one in the fourth quarter of 2010.  One of the 2011 loan defaults resulted in an impairment, based upon the Company’s assessment of fair value.  Accordingly, the Company reduced the allowance for losses by $0.5 million in 2011.  The second foreclosure in 2011 did not result in an impairment based upon the fair value assessment of the loan.  The foreclosure that occurred in 2010 was completed in the fourth quarter of 2010 with no impairment, based upon the Company’s assessment of fair value at that time.  The Company had no troubled loans that were restructured or modified in 2011.

35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

6. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets.  The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in real estate joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs.  These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Income.

Investments in the affordable housing real estate and real estate are interests that will absorb portions of the VIE’s expected losses or receive portions of expected residual returns of the VIE’s net assets exclusive of variable interests.  The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE’s economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments.  Other factors include the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE’s expected losses and residual returns.

Most of the Company’s investment interests in VIEs not in the form of a fixed-rate senior mortgage debt investment are recorded using the equity method, with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE. Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which have not been consolidated at December 31, 2011 and December 31, 2010.  The table includes investments in 11 real estate joint ventures and 28 affordable housing real estate joint ventures at December 31, 2011 and investments in 10 real estate joint ventures and 28 affordable housing real estate joint ventures at December 31, 2010.

	2011		2010
		Maximum		Maximum
	Carrying	Exposure	Carrying	Exposure
	Amount	to Loss	Amount	to Loss
Real estate joint ventures	$ 35,551	$ 35,551	$ 35,089	$ 35,089
Affordable housing real estate
joint ventures	20,749	61,124	21,129	63,444
Total	$ 56,300	$ 96,675	$ 56,218	$ 98,533

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt or other obligations of the VIE with recourse to the Company.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

At December 31, 2011 and 2010, the Company had unfunded commitments of $7.0 million and $9.2 million, respectively. In 2011, there were $0.6 million of mortgage loan commitments outstanding to the real estate joint venture VIEs and none in 2010.  Unfunded equity commitments for the development of properties owned were $6.4 million and $9.2 million in 2011 and 2010, respectively.  The loan commitments are included in the discussion of commitments in the Notes to Consolidated Financial Statements.  The Company also has contingent commitments to fund additional equity contributions for operating

36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, the Company is not able to quantify the amount of these contingent commitments.

In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2011 and 2010 includes $13.2 million and $12.0 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured. Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period. The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company’s interests in the VIEs.

7. Property and Equipment

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information at December 31.

	2011	2010
Land	$ 766	$ 766
Home office complex	20,776	20,638
Furniture and equipment	45,558	45,096
	67,100	66,500
Accumulated depreciation	(44,429)	(42,986)
	$ 22,671	$ 23,514

8. Separate Accounts

Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV).  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2011	2010	2009
Balance at beginning of year	$ 339,029	$ 312,824	$ 258,565
Deposits on variable policyholder contracts	33,139	36,062	35,180
Transfers to general account	(5,282)	(7,177)	(7,271)
Investment performance	(2,180)	43,096	70,096
Policyholder benefits	(35,285)	(33,066)	(31,347)
Contract charges	(12,812)	(12,710)	(12,399)
Balance at end of year	$ 316,609	$ 339,029	$ 312,824

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of variable annuity separate accounts with the GMWB rider was $86.6 million at December 31, 2011 (2010 - $80.3 million) and the guarantee liability was $(0.2) million at December 31, 2011 (2010 - $(2.8) million).  The value of the GMWB rider is recorded at fair value.  The change in this value is included in policyholder benefits in the Consolidated Statements of Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.  The determination of fair value of the GMWB liability requires models that use actuarial and financial market assumptions, which reflect the assumptions market participants would use in

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

pricing the contract, including adjustments for risk and issuer non-performance.  The Company refined its process in 2010 to incorporate an index from an industry-recognized actuarial consulting firm that the Company believes is more consistent with the attributes of the product and better matches the volatility measure with the expected life of the underlying contracts.

The total separate account assets were $316.6 million at December 31, 2011.  Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively.  Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life and variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.

At December 31, 2011, separate account balances for variable annuity contracts were $224.9 million.   The total reserve held for variable annuity GMDB was $0.2 million.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2011 and 2010 is provided below:

	2011		2010
	Separate	Net	Separate	Net
	Account	Amount	Account	Amount
	Balance	at Risk	Balance	at Risk
Return of net deposits	$ 190,710	$ 4,147	$ 206,227	$ 3,431
Return of the greater of the highest anniversary
contract value or net deposits	4,602	236	4,546	239
Return of the greater of every fifth year highest
anniversary contract value or net deposits	6,065	264	6,234	215
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	23,494	3,373	23,615	3,715
Total	$ 224,871	$ 8,020	$ 240,622	$ 7,600

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2011	2010	2009
Variable annuity incurred death benefits	$ 1,145	$ 1,955	$ 5,778
Variable annuity paid death benefits	$ 1,016	$ 1,808	$ 5,899

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31. Certain amounts in the prior years have been reclassified to better reflect the nature of the underlying investments.

	2011	2010	2009
Money market	$ 5,325	$ 6,732	$ 8,352
Fixed income	42,004	42,665	34,164
Balanced	43,795	47,028	44,994
International equity	25,401	26,833	23,524
Intermediate equity	80,755	86,661	82,025
Aggressive equity	27,591	30,703	28,664
Total	$ 224,871	$ 240,622	$ 221,723

38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

9. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2011	2010	2009
Gross liability at beginning of year	$ 7,483	$ 8,408	$ 6,932
Less reinsurance recoverable	(4,071)	(4,554)	(3,434)
Net liability at beginning of year	3,412	3,854	3,498

Incurred benefits related to:
Current year	22,920	27,471	27,564
Prior years 1	(500)	(471)	(435)

Total incurred benefits	22,420	27,000	27,129

Paid benefits related to:
Current year	20,289	24,114	23,764
Prior years	2,866	3,328	3,009

Total paid benefits	23,155	27,442	26,773

Net liability at end of year	2,677	3,412	3,854
Reinsurance recoverable	3,250	4,071	4,554

Gross liability at end of year	$ 5,927	$ 7,483	$ 8,408

1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

10. Notes Payable

The Company had no notes payable at December 31, 2011 or December 31, 2010.

As a member of the FHLB with a capital investment of $4.9 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received annual dividends on the capital investment in the FHLB equal to $0.1 million (2010 – $0.1 million; 2009 – $0.1 million).

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding and which are at variable interest rates based upon short-term indices.  These lines of credit will expire in June of 2012.  The Company anticipates renewing these lines as they come due.

39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

11. Income Taxes

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2011	2010	2009
Current income tax expense	$ 10,011	$ 4,872	$ 476
Deferred income tax expense	3,554	7,585	5,244
Total income tax expense	$ 13,565	$ 12,457	$ 5,720

	2011	2010	2009
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	-	5	6
Permanent differences	(1)	(5)	(3)
Prior year taxes	-	1	(3)
Effective income tax rate	34%	36%	35%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.  The presentation of certain amounts in the prior year has been changed to better reflect the underlying nature of the deferred tax balances.

	2011	2010
Deferred tax assets:
Future policy benefits	$ 22,816	$ 24,862
Employee retirement benefits	29,636	20,990
Tax carryovers	218	874
Other	3,745	3,068
Gross and net deferred tax assets	56,415	49,794

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	9,036	7,871
Unrealized investment gains	69,366	38,567
Capitalization of deferred acquisition
costs, net of amortization	28,782	32,431
Value of business acquired	11,041	17,245
Property and equipment, net	7,022	6,961
Gross deferred tax liabilities	125,247	103,075
Net deferred tax liability	68,832	53,281
Current tax (receivable) liability	(261)	216
Income taxes payable	$ 68,571	$ 53,497

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Management reviews the need for a valuation allowance based on the Company’s anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.   In management’s opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2008.  The Company is not currently under examination by the Internal Revenue Service.

40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

	2011	2010
Beginning of year	$ -	$ 6,636
Additions based on tax positions related to the current year	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(6,499)
Reductions for statute of limitations lapse	-	(137)
End of year	$ -	$ -

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  The Company did not have any unrecognized tax benefits at December 31, 2011 or December 31, 2010.  The decrease in unrecognized tax benefits in 2010 is primarily attributable to an accounting method change that was approved by the IRS during 2010.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit).  In 2011, the Company did not recognize any expense (benefit) related to interest and penalties.  During the years ended December 31, 2010, and 2009, the Company recognized expense (benefit) of approximately ($0.7) million and ($0.2) million in interest and penalties, respectively.  The Company did not have any accrued interest and penalties at December 31, 2011 or December 31, 2010.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2011	2010	2009
Income tax expense	$ 13,565	$ 12,457	$ 5,720
Stockholders' equity:
Related to:
Unrealized gains, net	20,130	23,079	49,274
Change in benefit
plan obligations	(8,133)	765	6,037
Total income tax expense
included in financial statements	$ 25,562	$ 36,301	$ 61,031

12. Pensions and Other Postretirement Benefits

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen at, and that no further benefits or accruals will be earned after, December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2012 through 2016 are $10.0 million, $9.5 million, $10.3 million, $10.9 million, and $9.7 million, respectively.  The aggregate benefits expected to be paid in the five years from 2017 through 2021 are $50.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2011 and include estimated future employee service.  The 2012 contribution for the plan has not been determined.

41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:

			Target
	2011	2010	Allocation

Debt securities	34%	35%	26%	-	42%
Equity securities	66%	65%	56%	-	76%
Cash equivalents	0%	0%	0%	-	2%

Certain of the Company’s pension plan assets consist of investments in pooled separate accounts offered by the Plan.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.

Hedge fund investments are recorded at net asset value.  The Plan’s hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the net asset value of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2012.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 3.96% and 4.46%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2011.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2012 through 2014 are $1.0 million each year, $1.1 million for 2015 and $1.2 million for 2016.  The aggregate benefits expected to be paid in the five years from 2017 through 2021 are $7.0 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2011.  The 2012 contribution for the plan is estimated to be $1.0 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postretirement plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree healthcare plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods.  The plan covers only those employees with at least one year of service at December 31, 1997.  The benefits in this plan are frozen, using the employees' years of service and compensation at December 31, 1997.

42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans in 2011 were $0.1 million (2010 - $0.1 million; 2009 - $0.1 million).  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans in 2011 were $0.5 million (2010 - $0.3 million; 2009 - $0.3 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents’ prior year paid commissions, respectively.  Contributions to the plan in 2011 were $3.3 million (2010 – $1.2 million; 2009 – $1.3 million).  Effective January 1, 2011, the plan was amended to increase the employer match from 6% to 8%.  The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company made no profit sharing contribution in 2011 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees.  No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income net of taxes.

The following tables provide information regarding pension benefits and other benefits for the years ended December 31.

	Pension Benefits		Other Benefits
	2011	2010	2011	2010

Change in projected benefit obligation:
Benefit obligation at beginning of year	$ 143,204	$ 136,686	$ 27,768	$ 28,013
Service cost	-	2,115	676	594
Interest cost	6,775	7,554	1,529	1,432
Curtailments and plan changes	1,347	(5,159)	-	(460)
Actuarial (gain) loss	11,497	10,370	6,379	(922)
Benefits paid	(9,729)	(8,362)	(927)	(889)
Benefit obligation at end of year	$ 153,094	$ 143,204	$ 35,425	$ 27,768

Change in plan assets:
Fair value of plan assets at beginning of year	$ 117,092	$ 107,946	$ 619	$ 618
Return on plan assets	566	11,446	32	33
Company contributions	6,002	6,062	-	-
Benefits paid	(9,729)	(8,362)	(65)	(32)
Fair value of plan assets at end of year	$ 113,931	$ 117,092	$ 586	$ 619

Unfunded status at end of year	$ 39,163	$ 26,112	$ 34,839	$ 27,149

Amounts recognized in accumulated other
comprehensive income (loss):
Net loss	$ 72,595	$ 55,971	$ 6,813	$ 452
Prior service cost	-	-	(957)	(1,209)
Total accumulated other comprehensive income (loss)	$ 72,595	$ 55,971	$ 5,856	$ (757)

43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Other changes in plan assets and benefit obligations	Pension Benefits		Other Benefits
recognized in other comprehensive income:	2011	2010	2011	2010
Unrecognized actuarial loss	$ 20,100	$ 2,178	$ 6,382	$ (922)
Unrecognized prior service cost	-	-	-	(460)
Amortization of net gain	(3,476)	(3,821)	(21)	(16)
Amortization of prior service cost	-	602	252	252
Total recognized in other comprehensive income	$ 16,624	$ (1,041)	$ 6,613	$ (1,146)

	Pension Benefits		Other Benefits
	2011	2010	2011	2010
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$ 153,094	$ 143,204	-	-
Accumulated benefit obligation	153,094	143,204	-	-
Fair value of plan assets	113,931	117,092	-	-

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	3.96%	5.02%	4.46%	5.59%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	-	3.00%	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	5.02%	5.62%	5.59%	6.01%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	-	3.00%	-	-

The following table presents the fair value of each major category of pension plan and other postretirement assets at December 31:

	Pension Plan		Other Benefits
Assets, at fair value:	2011	2010	2011	2010
Cash and cash equivalents	$ 75	$ 40	$ 586	$ 619
Equity securities	4,972	5,323	-	-
Investment funds:
Stock and bond funds	69,381	71,391	-	-
Money market funds	3,716	1,142	-	-
Hedge funds	15,238	15,643	-	-
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	2,317	2,211	-	-
Corporate obligations	17,913	20,981	-	-
Mineral rights	66	78	-	-
Real estate	19	19	-	-
Other	234	264	-	-
Fair value of assets at end of year	$ 113,931	$ 117,092	$ 586	$ 619

44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following tables disclose the level within the fair value hierarchy, as described in Note 4 - Fair Value Measurements, in which the pension plan and other postretirement assets fall.

Assets, at fair value as of December 31, 2011:	Pension Plan
	Level 1	Level 2	Level 3	Total
Equity securities	$ 4,972	$ -	$ -	$ 4,972
Investment funds:
Stock and bond funds	-	69,381	-	69,381
Money market funds	3,716	-	-	3,716
Hedge funds	-	15,238	-	15,238
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	-	2,317	-	2,317
Corporate obligations	-	16,632	1,281	17,913
Other assets	309	-	85	394
Total	$ 8,997	$ 103,568	$ 1,366	$ 113,931

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$ 586	$ -	$ -	$ 586
Total	$ 586	$ -	$ -	$ 586

Assets, at fair value as of December 31, 2010:	Pension Plan
	Level 1	Level 2	Level 3	Total
Equity securities	$ 5,323	$ -	$ -	$ 5,323
Investment funds:
Stock and bond funds	-	71,391	-	71,391
Money market funds	1,142	-	-	1,142
Hedge funds	-	15,643	-	15,643
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	-	2,211	-	2,211
Corporate obligations	-	19,910	1,071	20,981
Other assets	304	-	97	401
Total	$ 6,769	$ 109,155	$ 1,168	$ 117,092

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$ 619	$ -	$ -	$ 619
Total	$ 619	$ -	$ -	$ 619

The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.
	Pension Plan		Other Benefits
	2011	2010	2011	2010
Balance, beginning of period	$ 1,168	$ 200	$ -	$ -
Gains (losses) realized and unrealized	89	40	-	-
Transfers in	109	1,038	-	-
Transfers out	-	(110)	-	-
Balance, end of period	$ 1,366	$ 1,168	$ -	$ -

45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Service cost	$ -	$ 2,115	$ 2,059	$ 676	$ 594	$ 731
Interest cost	6,775	7,554	7,922	1,529	1,432	1,590
Expected return on plan assets	(9,141)	(8,413)	(7,389)	(34)	(34)	(41)
Amortization of:
Unrecognized actuarial loss	3,476	3,821	4,594	21	16	11
Unrecognized prior service cost	-	(602)	(706)	(252)	(252)	(389)
Net periodic benefit cost	1,110	4,475	6,480	1,940	1,756	1,902
Total recognized in other comprehensive income	16,624	(1,041)	(14,320)	6,613	(1,146)	(2,929)
Total recognized in net periodic benefit cost and
other comprehensive income	$ 17,734	$ 3,434	$ (7,840)	$ 8,553	$ 610	$ (1,027)

The following table provides the estimated net loss and prior service cost for the pension plan and other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2012.

	Pension	Other
	Benefits	Benefits
Actuarial gain (loss)	$ 2,209	$ 282
Prior service cost (credit)	-	(252)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$ 492	$ (378)
Postretirement benefit obligation	6,926	(5,415)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 9.5%, decreasing gradually to 6.0% in 2018 and thereafter.

13. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.  The Company does not make payments in shares, warrants or options.

46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information about the outstanding three-year intervals at December 31, 2011.

Defined
Measurement	Number	Grant
Period	of Units	Price
2009-2011	170,417	$ 44.93
2010-2012	223,969	$ 30.04
2011-2013	200,060	$ 32.45
2012-2014*	206,389	$ 31.70

* Effective January 1, 2012.

No payments were made during 2011, 2010 or 2009 for the three-year intervals ended December 31, 2010, 2009 and 2008, respectively.  The cost of compensation charged as an operating expense during both 2011 and 2010 was $0.3 million, net of tax.  The change in accrual for share-based compensation that decreased operating expense during 2009 was $0.1 million, net of tax.

14. Reinsurance

The table below provides information about reinsurance for the years ended December 31.

	2011	2010	2009
Life insurance in force (in millions) :
Direct	$ 27,926	$ 28,329	$ 29,201
Ceded	(13,978)	(14,116)	(14,190)
Assumed	1,276	1,379	1,482
Net	$ 15,224	$ 15,592	$ 16,493

Premiums:
Life insurance:
Direct	$ 130,004	$ 142,235	$ 139,418
Ceded	(46,315)	(46,133)	(45,508)
Assumed	3,164	3,285	3,383
Net	$ 86,853	$ 99,387	$ 97,293

Accident and health:
Direct	$ 51,842	$ 49,267	$ 47,998
Ceded	(11,357)	(8,843)	(8,224)
Assumed	-	-	-
Net	$ 40,485	$ 40,424	$ 39,774

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $32.9 million at December 31, 2011 (2010 - $36.8 million).  The reserve for future policy benefits ceded under this agreement at December 31, 2011 was $18.3 million (2010 - $20.1 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  At December 31, 2011, the block had $1.3 billion of life insurance in force (2010 - $1.4 billion).  The block generated life insurance premiums of $2.8 million in 2011 (2010 - $3.0 million; 2009 - $3.2 million) and had reinsurance ceded of $0.8 million in 2011 (2010 - $0.8 million; 2009 - $1.0 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  At December 31, 2011, the insurance in force ceded approximated $1.3 billion (2010 - $1.4 billion) and premiums totaled $8.9 million (2010 - $8.9 million; 2009 - $8.9 million).

47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Reinsurance receivables were $189.9 million at year end 2011, consisting of reserves ceded of $176.7 million and claims ceded of $13.2 million.  Reinsurance receivables were $187.1 million at year end 2010, consisting of reserves ceded of $170.1 million and claims ceded of $17.0 million.

The maximum retention on any one life during 2011 and 2010 was three hundred fifty thousand dollars for ordinary life plans and one hundred thousand dollars for group coverage.   Effective January 1, 2012, the Company increased its maximum retention limit to five hundred thousand dollars on individual life products.  A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.

The following table reflects the Company’s significant reinsurance partners along with their A. M. Best credit rating and the amount of reinsurance recoverable and their related percent of recoverable at December 31, 2011.

	A. M. Best	Reinsurance	% of
	Rating	Recoverable	Recoverable
TransAmerica Life Insurance Company	A+	$ 40,642	21%
Security Life of Denver	A	25,462	13%
RGA Reinsurance Company	A+	18,330	10%
Employers Reassurance Corporation	A-	18,109	10%
Swiss Re America Corporation	A+	11,898	6%
UNUM Life Insurance Company of America	A	11,898	6%
Union Security Insurance Company	A-	11,146	6%
Hartford Life & Accident Insurance Company	A	9,966	5%
Lewer Life Insurance Company	B	9,725	5%
Lincoln National Life Insurance Company	A+	9,018	5%
Other (18 Companies)		23,691	13%
Total		$ 189,885	100%

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet all obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer, the financial strength of the reinsurer, significant changes or events of the reinsurer, and any other relevant factors.  If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established.  At year-end 2011 and 2010, no reinsurer met these conditions.

The reinsurance recoverable is composed of reinsurance ceded receipts due from policyholder benefit payments of $13.2 million and reserves for life and accident and health business of $176.7 million at December 31, 2011.

15. Comprehensive Income

Comprehensive income is comprised of net income and other comprehensive income.  Other comprehensive income includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income includes the change in the liability for benefit plan obligations.  Other comprehensive income reflects these items net of tax.

48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The table below provides information about comprehensive income for the years ended December 31.

	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	or Benefit	Amount
2011:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$ 91,750	$ 32,113	$ 59,637
Equity securities	(340)	(119)	(221)
Less reclassification adjustments:
Net realized investment gains (losses), excluding
impairment losses	5,422	1,898	3,524
Other-than-temporary impairment losses
recognized in earnings	(2,952)	(1,033)	(1,919)
Other-than-temporary impairment losses
recognized in other comprehensive income	943	330	613
Net unrealized gains (losses) excluding impairment losses	87,997	30,799	57,198
Change in benefit plan obligations	(23,237)	(8,133)	(15,104)
Effect on DAC and VOBA	(21,433)	(7,501)	(13,932)
Policyholder account balances	(9,051)	(3,168)	(5,883)
Other comprehensive income	$ 34,276	$ 11,997	$ 22,279
Net income			26,133
Comprehensive income			$ 48,412

	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	or Benefit	Amount
2010:
Net unrealized gains (losses) arising during the year
Fixed maturity securities	$ 109,950	$ 38,483	$ 71,467
Equity securities	558	195	363
Less reclassification adjustments:
Net realized investment gains (losses), excluding
impairment losses	4,364	1,527	2,837
Other-than-temporary impairment losses
recognized in earnings	(4,129)	(1,445)	(2,684)
Other-than-temporary impairment losses
recognized in other comprehensive income	309	108	201
Net unrealized gains (losses) excluding impairment losses	109,964	38,488	71,476
Change in benefit plan obligations	2,187	765	1,422
Effect on DAC and VOBA	(36,593)	(12,808)	(23,785)
Policyholder account balances	(7,430)	(2,601)	(4,829)
Other comprehensive income	$ 68,128	$ 23,844	$ 44,284
Net income			22,302
Comprehensive income			$ 66,586

49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	or Benefit	Amount
2009:
Net unrealized gains (losses) arising during the year
Fixed maturity securities	$ 195,417	$ 68,396	$ 127,021
Equity securities	1,648	577	1,071
Less reclassification adjustments:
Net realized investment gains (losses), excluding
impairment losses	10,159	3,556	6,603
Other-than-temporary impairment losses
recognized in earnings	(35,011)	(12,254)	(22,757)
Other-than-temporary impairment losses
recognized in other comprehensive income	16,070	5,624	10,446
Net unrealized gains (losses) excluding impairment losses	205,847	72,047	133,800
Change in benefit plan obligations	17,249	6,037	11,212
Effect on DAC and VOBA	(67,833)	(23,742)	(44,091)
Policyholder account balances	-	-	-
Other comprehensive income	$ 155,263	$ 54,342	$ 100,921
Net income			10,732
Comprehensive income			$ 111,653

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31.

	Unrealized	Unrealized
	Gain (Loss) on	Gain (Loss) on	Benefit	DAC/	Policyholder
	Non-Impaired	Impaired	Plan	VOBA	Account
	Securities	Securities	Obligations	Impact	Balances	Tax Effect	Total
2011:
Beginning of year	$ 122,422	$ (12,231)	$ (55,214)	$ (35,538)	$ (7,430)	$ (4,202)	$ 7,807
Other comprehensive income	91,378	(3,381)	(23,237)	(21,433)	(9,051)	(11,997)	22,279
End of year	$ 213,800	$ (15,612)	$ (78,451)	$ (56,971)	$ (16,481)	$ (16,199)	$ 30,086

2010:
Beginning of year	$ 22,795	$ (22,566)	$ (57,402)	$ 1,055	$ -	$ 19,641	$ (36,477)
Other comprehensive income	99,627	10,335	2,188	(36,593)	(7,430)	(23,843)	44,284
End of year	$ 122,422	$ (12,231)	$ (55,214)	$ (35,538)	$ (7,430)	$ (4,202)	$ 7,807

16. Income Per Share

Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2011 was 11,419,931 shares (2010 - 11,486,306 shares; 2009 - 11,550,016 shares). The number of shares outstanding at year-end 2011 was 11,309,365 (2010 - 11,467,105).

17. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision and long-term and short-term disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  The Old American segment consists of individual insurance products designed largely as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company’s broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for each of the three life insurance companies.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations 1	Total
2011:
Insurance revenues (customer revenues)	$ 111,381	$ 49,684	$ 67,869	$ (535)	$ 228,399
Net investment income	164,595	547	12,086	-	177,228
Realized investment gains (losses)	3,282	-	(140)	-	3,142
Other revenues	10,110	149	15	-	10,274
Total revenues	289,368	50,380	79,830	(535)	419,043

Policyholder benefits	81,859	27,777	46,177	-	155,813
Interest credited to policyholder account balances	83,446	-	-	-	83,446
Amortization of deferred acquisition costs	21,645	-	12,321	-	33,966
Operating expenses	63,700	23,675	19,280	(535)	106,120
Total benefits and expenses	250,650	51,452	77,778	(535)	379,345

Income (loss) before income tax expense (benefit)	38,718	(1,072)	2,052	-	39,698
Income tax expense (benefit)	13,107	(375)	833	-	13,565
Segment net income (loss)	$ 25,611	$ (697)	$ 1,219	$ -	$ 26,133

Segment assets	$ 4,018,545	$ 9,161	$ 370,536	$ -	$ 4,398,242
Interest expense	-	-	-	-	-

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations 1	Total
2010:
Insurance revenues (customer revenues)	$ 131,774	$ 49,355	$ 65,229	$ (528)	$ 245,830
Net investment income	162,997	553	12,309	-	175,859
Realized investment gains	202	-	333	-	535
Other revenues	8,978	156	5	-	9,139
Total revenues	303,951	50,064	77,876	(528)	431,363

Policyholder benefits	106,523	32,131	44,343	-	182,997
Interest credited to policyholder account balances	85,949	-	-	-	85,949
Amortization of deferred acquisition costs	14,976	-	12,057	-	27,033
Operating expenses	60,141	21,917	19,095	(528)	100,625
Total benefits and expenses	267,589	54,048	75,495	(528)	396,604

Income (loss) before income tax expense (benefit)	36,362	(3,984)	2,381	-	34,759
Income tax expense (benefit)	12,855	(1,394)	996	-	12,457
Segment net income (loss)	$ 23,507	$ (2,590)	$ 1,385	$ -	$ 22,302

Segment assets	$ 3,956,721	$ 10,268	$ 366,113	$ -	$ 4,333,102
Interest expense	1	-	-	-	1

	Individual	Group	Old	Intercompany
2009:	Insurance	Insurance	American	Eliminations 1	Total
Insurance revenues (customer revenues)	$ 132,107	$ 48,980	$ 62,261	$ (546)	$ 242,802
Net investment income	164,133	554	12,741	-	177,428
Realized investment losses	(8,221)	-	(1,855)	-	(10,076)
Other revenues	10,323	167	1	-	10,491
Total revenues	298,342	49,701	73,148	(546)	420,645

Policyholder benefits	102,499	33,799	42,692	-	178,990
Interest credited to policyholder account balances	86,713	-	-	-	86,713
Amortization of deferred acquisition costs	24,023	-	11,103	-	35,126
Operating expenses	67,908	19,479	16,523	(546)	103,364
Total benefits and expenses	281,143	53,278	70,318	(546)	404,193

Income (loss) before income tax expense (benefit)	17,199	(3,577)	2,830	-	16,452
Income tax expense (benefit)	5,981	(1,252)	991	-	5,720
Segment net income (loss)	$ 11,218	$ (2,325)	$ 1,839	$ -	$ 10,732

Segment assets	$ 3,808,705	$ 9,949	$ 357,327	$ -	$ 4,175,981
Interest expense	-	-	4	-	4

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information about the Company’s customer revenues for the years ended December 31.

	2011	2010	2009
Customer revenues by line of business:
Traditional individual insurance products, net	$ 77,654	$ 90,456	$ 88,087
Interest sensitive products	86,112	90,568	89,458
Variable life insurance and annuities	14,949	15,451	16,277
Group life and disability products, net	49,684	49,355	48,980
Insurance revenues	$ 228,399	$ 245,830	$ 242,802

18. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below.

	First	Second	Third	Fourth
2011:
Total revenues	$ 108,459	$ 103,823	$ 103,271	$ 103,490

Net income	4,791	11,173	4,466	5,703

Per common share,
basic and diluted	0.42	0.97	0.39	0.51

2010:
Total revenues	$ 107,082	$ 106,580	$ 108,125	$ 109,576

Net income	963	10,060	4,456	6,823

Per common share,
basic and diluted	0.08	0.88	0.39	0.60

19. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2011	2010	2009
	(unaudited)
Net gain from operations	$ 26,856	$ 13,400	$ 24,979

Net income	22,639	12,748	19,455

Capital and surplus	307,153	322,459	336,615

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2012 without prior approval is $30.7 million, 10% of 2011 capital and surplus.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had a statutory carrying value of $12.9 million at December 31, 2011 (2010 – $12.0 million; 2009 – $11.6 million).

53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

20. Commitments

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2011, the Company had purchase commitments to fund mortgage loans and affordable housing projects of $13.3 million and one construction-to-permanent loan of $0.6 million that is subject to the borrower’s performance. In addition, the Company had commitments to sell $20.0 million of real estate investments.

Subsequent to December 31, 2011, the Company entered into commitments to fund additional mortgage loans of $2.0 million and to sell joint venture investments of $11.4 million.  The Company has funded $0.3 million of the commitment on the one construction-to-permanent loan that was outstanding on December 31, 2011, as well as funded $2.1 million of the affordable housing purchases.

21. Contingent Liabilities

The Company is occasionally involved in litigation, both as a defendant and as a plaintiff.  The life insurance industry, including the Company and its subsidiaries, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.  In addition, state regulatory bodies, the SEC, FINRA, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning the Company’s compliance with laws in relation to, but not limited to, insurance, securities and activities of broker-dealers and investment advisors.

The Company’s retail broker-dealer subsidiary is in an industry that involves substantial risks of liability. The Company’s broker-dealer subsidiary, SFS, has been named as a defendant in several new cases in recent periods.  In recent years, regulatory proceedings, litigation, and FINRA arbitration actions related to registered representative activity and securities products (including, mutual funds, variable annuities, and alternative investments such as real estate investment products, oil and gas investments, etc.) have continued to increase.  Given the significant decline in the major market indices beginning in 2008, and the generally poor performance of investments that have historically been considered safe and conservative, there is the potential for an increase in the number of proceedings to which a broker-dealer may be named as a party.

In addition to the above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on the Company’s business, results of operations or financial position.

In accordance with applicable accounting guidelines, the Company has established an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.

22. Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

23. Subsequent Events

On January 23, 2012, the Kansas City Life Board of Directors declared a quarterly dividend of $ 0.27 per share, paid on February 8, 2012 to stockholders of record on February 2, 2012.

54

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

During the first quarter of 2012, the Company sold its interests in one of its joint venture entities for $13.9 million.  The transaction resulted in a realized investment gain of $6.1 million, after tax.  The Company filed a Form 8-K with the Securities and Exchange Commission on February 14, 2012 pertaining to this sale.

In addition to the above transaction, the Company also completed the sale of eight real estate interests for $32.2 million since January 1, 2012.  These sales resulted in realized investment gains of $3.7 million, after tax.

55

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
February 29, 2012

56

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 19, 2012 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
At January 31, 2012, Kansas City Life had approximately 3,556 security holders, including individual participants in security position listings.

57

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods.  The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

			Dividend
	High	Low	Paid

2011:
First quarter	$ 34.45	$ 29.70	$ 0.27
Second quarter	32.35	28.48	0.27
Third quarter	31.57	28.37	0.27
Fourth quarter	36.07	30.16	0.27
			$ 1.08
2010:
First quarter	$ 33.50	$ 24.86	$ 0.27
Second quarter	35.85	27.84	0.27
Third quarter	32.63	28.58	0.27
Fourth quarter	33.77	30.42	0.27
			$ 1.08

A quarterly dividend of $0.27 per share was paid February 8, 2012.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash.  As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

58

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2011 and 2010

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2011

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Insurance Series
Capital Appreciation Fund II	588,049	$ 6.02	211,735	$ 16.601	2,215	$ 11.273	$ 3,540	$ 4,814
High Income Bond Fund II	657,074	6.76	183,020	22.642	16,235	18.349	4,442	4,372
Prime Money Fund II	5,324,804	1.00	381,568	12.795	43,595	10.143	5,325	5,325

MFS Variable Insurance Trust
Research Series	353,320	18.78	327,357	19.990	5,499	16.648	6,635	5,749
Growth Series	282,027	24.56	323,190	21.237	3,488	18.076	6,927	5,671
Total Return Series	405,228	18.53	287,170	23.805	47,908	14.042	7,509	7,647
Research Bond Series	1,427,700	13.01	863,163	20.842	40,898	14.286	18,574	17,271
Strategic Income Series	659,586	10.04	353,301	17.702	25,326	14.538	6,622	6,417
Utilities Series	574,951	26.08	329,171	44.587	10,564	30.105	14,995	13,421

American Century Variable Portfolios
VP Capital Appreciation Fund	313,111	13.22	229,263	17.823	2,440	21.798	4,139	3,348
VP International Fund	1,573,954	7.43	652,131	17.724	8,560	15.887	11,694	12,457
VP Value Fund	2,612,441	5.80	1,452,041	10.177	23,940	15.642	15,152	15,144
VP Income & Growth Fund	208,854	6.14	171,717	7.203	3,149	14.464	1,282	1,400
VP Ultra Fund	181,531	9.48	136,083	12.551	1,051	12.283	1,721	1,611
VP Mid Cap Value Fund	24,644	13.50	27,974	11.718	424	11.553	333	299

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	813,242	11.75	664,242	13.714	33,310	13.423	9,556	8,705

Dreyfus Variable Investment Fund
Appreciation Portfolio	132,899	38.00	283,481	17.667	2,611	16.085	5,050	4,506
Opportunistic Small Cap Portfolio	170,076	26.26	361,558	12.305	1,530	11.153	4,466	5,691

Dreyfus Stock Index Fund, Inc.	772,772	29.48	1,469,747	15.208	28,802	14.886	22,781	21,848

The Dreyfus Socially Responsible Growth Fund, Inc.	16,522	29.91	17,890	27.496	155	14.721	494	476

1

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	73,438	15.22	72,725	15.123	1,233	14.542	1,118	1,082
Insurance Trust Small Cap Core Portfolio	398,912	14.22	306,772	17.938	9,720	17.459	5,673	5,371
Insurance Trust Mid Cap Value Portfolio	1,041,885	6.86	382,687	18.113	12,161	17.727	7,147	6,365

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	366,315	11.20	264,857	15.291	3,918	13.455	4,103	5,436
Franklin Small-Mid Cap Growth Securities Fund (Class II)	39,009	20.49	100,983	7.828	512	17.199	799	733
Templeton Developing Markets Securities Fund (Class II)	618,117	9.42	270,537	21.185	3,228	28.322	5,823	6,213
Templeton Foreign Securities Fund (Class II)	627,681	12.56	321,868	23.729	14,476	16.991	7,884	8,654

Calamos Advisors Trust
Calamos Growth and Income Portfolio	1,018,427	13.41	720,388	18.509	20,381	15.879	13,657	13,376

Invesco Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	16,966	21.42	87,878	4.083	372	12.230	363	396
V.I. Technology Fund (Series I)	26,033	15.16	136,197	2.802	778	16.696	395	381
V.I. Core Equity Fund (Series I)	39,418	26.72	141,560	7.440	-	15.097	1,053	943

Columbia Funds Variable Trust I
Mid-Cap Growth Fund (Class II)	668,243	7.40	681,078	7.153	4,374	16.716	4,945	4,323

Columbia Funds Variable Trust II
Seligman Global Technology Fund (Class II)	113,539	19.07	221,772	9.388	3,487	23.887	2,165	1,600
Select Smaller-Cap Value Fund (Class II)	127,864	10.50	81,356	16.117	1,990	15.772	1,343	1,613

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	231,373	22.64	553,372	9.225	14,642	9.118	5,238	4,721
VIP Freedom Funds - Income	66,924	10.18	62,474	10.742	959	10.617	681	692
VIP Freedom Funds - 2010	64,598	10.26	63,707	10.092	1,992	9.975	663	612
VIP Freedom Funds - 2015	141,806	10.34	143,216	9.920	4,645	9.805	1,466	1,577
VIP Freedom Funds - 2020	723,387	10.17	766,771	9.504	7,394	9.394	7,357	7,629
VIP Freedom Funds - 2025	32,331	9.97	33,774	9.370	635	9.261	322	331
VIP Freedom Funds - 2030	120,838	9.67	130,006	8.924	948	8.820	1,169	1,267
VIP Freedom Funds - 2035	7,845	13.80	10,240	10.106	475	10.064	109	117
VIP Freedom Funds - 2040	2,581	13.15	3,356	10.105	-	10.063	34	38
VIP Freedom Funds - 2045	3,754	13.38	4,987	10.073	-	10.031	50	55
VIP Freedom Funds - 2050	5,774	13.33	6,785	10.032	892	9.991	77	88

Total Net Assets							$ 224,871	$ 219,785

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$29	401	-	62	14	207	502	371	511
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	55	64	86	103	106	114	263	99	229
Investment Income (Loss)	(26)	337	(86)	(41)	(92)	93	239	272	282
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(302)	16	-	208	295	1	436	154	535
Capital Gains Distributions	-	-	-	-	-	-	216	-	-
Unrealized Appreciation	57	(191)	-	(294)	(318)	(64)	77	(188)	104
Net Gain on Investments	(245)	(175)	-	(86)	(23)	(63)	729	(34)	639

Change in Net Assets from Operations	$(271)	162	(86)	(127)	(115)	30	968	238	921

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Opportunistic
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Small Cap
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$-	165	303	20	-	5	393	92	20
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	67	172	209	19	25	5	136	75	70
Investment Income (Loss)	(67)	(7)	94	1	(25)	-	257	17	(50)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	322	148	33	(20)	37	8	220	92	(181)
Capital Gains Distributions	-	-	-	-	-	9	119	-	-
Unrealized Appreciation	(590)	(1,841)	(178)	42	(23)	(25)	361	275	(546)
Net Gain on Investments	(268)	(1,693)	(145)	22	14	(8)	700	367	(727)

Change in Net Assets from Operations	$(335)	(1,700)	(51)	23	(11)	(8)	957	384	(777)

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2011
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$421	5	15	6	90	329	-	63	141
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	318	8	17	79	100	59	12	91	115
Investment Income (Loss)	103	(3)	(2)	(73)	(10)	270	(12)	(28)	26
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	257	11	10	100	192	(201)	38	61	21
Capital Gains Distributions	146	-	-	-	-	-	-	-	-
Unrealized Appreciation	(437)	(7)	(49)	(385)	(127)	(370)	(76)	(1,205)	(1,090)
Net Gain on Investments	(34)	4	(39)	(285)	65	(571)	(38)	(1,144)	(1,069)

Change in Net Assets from Operations	$69	1	(41)	(358)	55	(301)	(50)	(1,172)	(1,043)

5

	Calamos				Columbia
	Advisors				Funds Variable	Columbia Funds
	Trust	Invesco Variable Insurance Funds			Trust I	Variable Trust II
						Seligman	Select
	Calamos	V.I. Capital	V.I.	V.I.	Mid Cap	Global	Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Growth	Technology	Value
	Income	Fund	Fund	Fund	Fund	Fund	Fund
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$229	1	1	11	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	214	6	6	17	71	36	23
Investment Income (Loss)	15	(5)	(5)	(6)	(71)	(36)	(23)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	275	-	45	43	238	293	(77)
Capital Gains Distributions	-	-	-	-	-	-	-
Unrealized Appreciation	(717)	(31)	(71)	(49)	(528)	(381)	(59)
Net Gain on Investments	(442)	(31)	(26)	(6)	(290)	(88)	(136)

Change in Net Assets from Operations	$(427)	(36)	(31)	(12)	(361)	(124)	(159)

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2011
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	2035	2040

Investment Income:
Income:
Dividend Distributions	$44	11	13	28	147	6	23	2	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	76	11	10	21	114	4	17	1	-
Investment Income (Loss)	(32)	-	3	7	33	2	6	1	1
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	180	6	4	(3)	50	7	(2)	-	-
Capital Gains Distributions	-	3	3	8	28	1	4	-	-
Unrealized Appreciation	(386)	(7)	(24)	(44)	(278)	(21)	(58)	(8)	(3)
Net Gain on Investments	(206)	2	(17)	(39)	(200)	(13)	(56)	(8)	(3)

Change in Net Assets from Operations	$(238)	2	(14)	(32)	(167)	(11)	(50)	(7)	(2)

7

	Fidelity Variable Insurance Products

	VIP	VIP
	Freedom	Freedom
	Funds	Funds
	2045	2050	Total

Investment Income:
Income:
Dividend Distributions	$1	1	4,684
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	1	3,324
Investment Income (Loss)	1	-	1,360
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	-	3,550
Capital Gains Distributions	-	7	544
Unrealized Appreciation	(5)	(12)	(9,770)
Net Gain on Investments	(5)	(5)	(5,676)

Change in Net Assets from Operations	$(4)	(5)	(4,316)

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2011
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$(26)	337	(86)	(41)	(92)	93	239	272	282
Realized Gain (Loss) and Capital Gains Distributions	(302)	16	-	208	295	1	652	154	535
Unrealized Appreciation	57	(191)	-	(294)	(318)	(64)	77	(188)	104
Change in Net Assets from Operations	(271)	162	(86)	(127)	(115)	30	968	238	921

Deposits	117	242	11,609	191	249	299	933	367	479

Payments and Withdrawals:
Death Benefits	17	15	17	64	20	50	92	52	100
Withdrawals	505	709	1,545	848	984	1,078	1,671	650	2,512
Administrative Fees	4	3	31	6	8	6	132	43	13
Transfers (in) out	107	(177)	11,336	233	189	130	(240)	822	715
Payments and Withdrawals	633	550	12,929	1,151	1,201	1,264	1,655	1,567	3,340

Net Assets:
Net Increase (Decrease)	(787)	(146)	(1,406)	(1,087)	(1,067)	(935)	246	(962)	(1,940)
Beginning of Year	4,327	4,588	6,731	7,722	7,994	8,444	18,328	7,584	16,935

End of Year	$3,540	4,442	5,325	6,635	6,927	7,509	18,574	6,622	14,995

9

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Opportunistic
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Small Cap
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(67)	(7)	94	1	(25)	-	257	17	(50)
Realized Gain (Loss) and Capital Gains Distributions	322	148	33	(20)	37	17	339	92	(181)
Unrealized Appreciation	(590)	(1,841)	(178)	42	(23)	(25)	361	275	(546)
Change in Net Assets from Operations	(335)	(1,700)	(51)	23	(11)	(8)	957	384	(777)

Deposits	152	639	787	64	90	52	501	115	202

Payments and Withdrawals:
Death Benefits	5	53	104	1	7	1	54	12	4
Withdrawals	632	1,057	1,116	168	231	16	588	638	518
Administrative Fees	4	63	89	1	10	-	65	4	5
Transfers (in) out	214	(1,782)	(1,114)	37	(199)	13	410	298	47
Payments and Withdrawals	855	(609)	195	207	49	30	1,117	952	574

Net Assets:
Net Increase (Decrease)	(1,038)	(452)	541	(120)	30	14	341	(453)	(1,149)
Beginning of Year	5,177	12,146	14,611	1,402	1,691	319	9,215	5,503	5,615

End of Year	$4,139	11,694	15,152	1,282	1,721	333	9,556	5,050	4,466

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2011
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$103	(3)	(2)	(73)	(10)	270	(12)	(28)	26
Realized Gain (Loss) and Capital Gains Distributions	403	11	10	100	192	(201)	38	61	21
Unrealized Appreciation	(437)	(7)	(49)	(385)	(127)	(370)	(76)	(1,205)	(1,090)
Change in Net Assets from Operations	69	1	(41)	(358)	55	(301)	(50)	(1,172)	(1,043)

Deposits	996	12	60	268	379	227	41	264	407

Payments and Withdrawals:
Death Benefits	112	1	13	22	29	16	1	13	39
Withdrawals	2,106	132	86	399	694	445	148	702	658
Administrative Fees	105	1	1	29	36	20	1	20	45
Transfers (in) out	(1,779)	21	40	(873)	(500)	(573)	(46)	(604)	(1,436)
Payments and Withdrawals	544	155	140	(423)	259	(92)	104	131	(694)

Net Assets:
Net Increase (Decrease)	521	(142)	(121)	333	175	18	(113)	(1,039)	58
Beginning of Year	22,260	636	1,239	5,340	6,972	4,085	912	6,862	7,826

End of Year	$22,781	494	1,118	5,673	7,147	4,103	799	5,823	7,884

11

	Calamos				Columbia
	Advisors				Funds Variable	Columbia Funds
	Trust	Invesco Variable Insurance Funds			Trust I	Variable Trust II
						Seligman
	Calamos	V.I. Capital	V.I.	V.I.	Mid Cap	Global	Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Growth	Technology	Value
	Income	Fund	Fund	Fund	Fund	Fund	Fund
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$15	(5)	(5)	(6)	(71)	(36)	(23)
Realized Gain (Loss) and Capital Gains Distributions	275	-	45	43	238	293	(77)
Unrealized Appreciation	(717)	(31)	(71)	(49)	(528)	(381)	(59)
Change in Net Assets from Operations	(427)	(36)	(31)	(12)	(361)	(124)	(159)

Deposits	444	10	14	69	282	146	86

Payments and Withdrawals:
Death Benefits	8	1	-	2	24	3	6
Withdrawals	2,079	82	106	239	436	576	298
Administrative Fees	17	1	1	1	30	3	2
Transfers (in) out	276	7	(67)	29	(669)	101	65
Payments and Withdrawals	2,380	91	40	271	(179)	683	371

Net Assets:
Net Increase (Decrease)	(2,363)	(117)	(57)	(214)	100	(661)	(444)
Beginning of Year	16,020	480	452	1,267	4,845	2,826	1,787

End of Year	$13,657	363	395	1,053	4,945	2,165	1,343

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2011
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	2035	2040

Change in Net Assets from Operations:
Investment Income (Loss)	$(32)	-	3	7	33	2	6	1	1
Realized Gain (Loss) and Capital Gains Distributions	180	9	7	5	78	8	2	-	-
Unrealized Appreciation	(386)	(7)	(24)	(44)	(278)	(21)	(58)	(8)	(3)
Change in Net Assets from Operations	(238)	2	(14)	(32)	(167)	(11)	(50)	(7)	(2)

Deposits	340	58	3	13	198	55	132	23	8

Payments and Withdrawals:
Death Benefits	21	-	3	-	-	-	-	-	-
Withdrawals	545	226	13	51	1,955	60	100	-	-
Administrative Fees	27	4	3	7	44	1	2	-	-
Transfers (in) out	(407)	115	(71)	(180)	(577)	(59)	(49)	(87)	(11)
Payments and Withdrawals	186	345	(52)	(122)	1,422	2	53	(87)	(11)

Net Assets:
Net Increase (Decrease)	(84)	(285)	41	103	(1,391)	42	29	103	17
Beginning of Year	5,322	966	622	1,363	8,748	280	1,140	6	17

End of Year	$5,238	681	663	1,466	7,357	322	1,169	109	34

13

	Fidelity Variable Insurance Products

	VIP	VIP
	Freedom	Freedom
	Funds	Funds
	2045	2050	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	1,360
Realized Gain (Loss) and Capital Gains Distributions	-	7	4,094
Unrealized Appreciation	(5)	(12)	(9,770)
Change in Net Assets from Operations	(4)	(5)	(4,316)

Deposits	49	52	21,724

Payments and Withdrawals:
Death Benefits	-	-	982
Withdrawals	-	-	27,602
Administrative Fees	-	-	888
Transfers (in) out	-	(18)	3,687
Payments and Withdrawals	-	(18)	33,159

Net Assets:
Net Increase (Decrease)	45	65	(15,751)
Beginning of Year	5	12	240,622

End of Year	$50	77	224,871

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$27	258	(106)	(35)	(98)	122	264	212	325
Realized Gain (Loss) and Capital Gains Distributions	(586)	3	-	76	136	(142)	274	48	(86)
Unrealized Appreciation	1,008	258	-	938	919	690	364	267	1,632
Change in Net Assets from Operations	449	519	(106)	979	957	670	902	527	1,871

Deposits	103	273	13,755	241	235	250	1,100	440	409

Payments and Withdrawals:
Death Benefits	11	32	15	51	(1)	58	82	23	126
Withdrawals	536	515	1,269	770	902	1,223	1,378	447	2,219
Administrative Fees	4	4	33	7	9	6	104	37	15
Transfers (in) out	129	(473)	13,953	338	322	130	(3,799)	(1,468)	1,396
Payments and Withdrawals	680	78	15,270	1,166	1,232	1,417	(2,235)	(961)	3,756

Net Assets:
Net Increase (Decrease)	(128)	714	(1,621)	54	(40)	(497)	4,237	1,928	(1,476)
Beginning of Year	4,455	3,874	8,352	7,668	8,034	8,941	14,091	5,656	18,411

End of Year	$4,327	4,588	6,731	7,722	7,994	8,444	18,328	7,584	16,935

15

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Opportunistic
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Small Cap
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(68)	92	110	1	(13)	2	22	43	(33)
Realized Gain (Loss) and Capital Gains Distributions	198	(28)	(234)	(98)	(12)	3	104	(69)	(608)
Unrealized Appreciation	1,142	1,264	1,636	269	239	40	152	700	1,995
Change in Net Assets from Operations	1,272	1,328	1,512	172	214	45	278	674	1,354

Deposits	140	653	723	26	74	22	540	117	175

Payments and Withdrawals:
Death Benefits	8	26	56	-	2	-	48	13	22
Withdrawals	671	952	1,186	237	131	13	559	691	821
Administrative Fees	5	48	65	1	7	-	49	5	6
Transfers (in) out	293	(934)	(1,776)	77	(92)	(37)	(1,023)	138	382
Payments and Withdrawals	977	92	(469)	315	48	(24)	(367)	847	1,231

Net Assets:
Net Increase (Decrease)	435	1,889	2,704	(117)	240	91	1,185	(56)	298
Beginning of Year	4,742	10,257	11,907	1,519	1,451	228	8,030	5,559	5,317

End of Year	$5,177	12,146	14,611	1,402	1,691	319	9,215	5,503	5,615

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$88	(3)	(6)	(66)	(15)	57	(13)	20	38
Realized Gain (Loss) and Capital Gains Distributions	(201)	(24)	(7)	2	33	(405)	1	(53)	(98)
Unrealized Appreciation	2,679	97	152	1,171	1,231	1,024	214	971	582
Change in Net Assets from Operations	2,566	70	139	1,107	1,249	676	202	938	522

Deposits	1,028	16	26	242	341	193	28	258	394

Payments and Withdrawals:
Death Benefits	99	11	9	28	13	26	7	20	45
Withdrawals	2,243	93	91	362	557	396	172	673	601
Administrative Fees	81	1	1	20	26	15	1	16	32
Transfers (in) out	(1,630)	29	110	(166)	(333)	(71)	64	264	(959)
Payments and Withdrawals	793	134	211	244	263	366	244	973	(281)

Net Assets:
Net Increase (Decrease)	2,801	(48)	(46)	1,105	1,327	503	(14)	223	1,197
Beginning of Year	19,459	684	1,285	4,235	5,645	3,582	926	6,639	6,629

End of Year	$22,260	636	1,239	5,340	6,972	4,085	912	6,862	7,826

17

	Calamos				Columbia
	Advisors				Funds Variable	Columbia Funds
	Trust	Invesco Variable Insurance Funds			Trust I	Variable Trust II
						Seligman
		V.I. Capital	V.I.	V.I.	Mid Cap	Global	Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Growth	Technology	Value
	Income	Fund	Fund	Fund	Fund	Fund	Fund
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$99	(4)	(6)	(6)	(59)	(39)	(24)
Realized Gain (Loss) and Capital Gains Distributions	(131)	(23)	2	12	151	180	(184)
Unrealized Appreciation	1,503	84	77	82	936	195	602
Change in Net Assets from Operations	1,471	57	73	88	1,028	336	394

Deposits	585	19	22	49	243	86	41

Payments and Withdrawals:
Death Benefits	81	6	-	5	3	3	42
Withdrawals	2,273	61	54	184	479	338	219
Administrative Fees	19	1	1	1	22	3	2
Transfers (in) out	1,189	50	64	14	(321)	195	85
Payments and Withdrawals	3,562	118	119	204	183	539	348

Net Assets:
Net Increase (Decrease)	(1,506)	(42)	(24)	(67)	1,088	(117)	87
Beginning of Year	17,526	522	476	1,334	3,757	2,943	1,700

End of Year	$16,020	480	452	1,267	4,845	2,826	1,787

See accompanying Notes to Financial Statements

18

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	2035	2040

Change in Net Assets from Operations:
Investment Income (Loss)	$(15)	6	3	5	48	1	4	-	-
Realized Gain (Loss) and Capital Gains Distributions	55	23	16	(31)	(10)	-	(37)	-	2
Unrealized Appreciation	658	14	43	169	961	35	171	-	(1)
Change in Net Assets from Operations	698	43	62	143	999	36	138	-	1

Deposits	246	18	6	15	310	40	98	-	-

Payments and Withdrawals:
Death Benefits	-	-	3	-	44	-	-	-	-
Withdrawals	353	86	13	205	335	17	240	-	-
Administrative Fees	20	4	3	8	44	1	2	-	-
Transfers (in) out	(629)	(501)	49	(22)	147	(34)	(88)	(6)	(16)
Payments and Withdrawals	(256)	(411)	68	191	570	(16)	154	(6)	(16)

Net Assets:
Net Increase (Decrease)	1,200	472	-	(33)	739	92	82	6	17
Beginning of Year	4,122	494	622	1,396	8,009	188	1,058	-	-

End of Year	$5,322	966	622	1,363	8,748	280	1,140	6	17

19

	Fidelity Variable Insurance Products

	VIP	VIP
	Freedom	Freedom
	Funds	Funds
	2045	2050	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	1,238
Realized Gain (Loss) and Capital Gains Distributions	1	-	(1,747)
Unrealized Appreciation	-	1	27,164
Change in Net Assets from Operations	1	1	26,655

Deposits	-	-	23,580

Payments and Withdrawals:
Death Benefits	-	-	1,017
Withdrawals	-	-	24,565
Administrative Fees	-	-	729
Transfers (in) out	(4)	(11)	5,025
Payments and Withdrawals	(4)	(11)	31,336

Net Assets:
Net Increase (Decrease)	5	12	18,899
Beginning of Year	-	-	221,723

End of Year	$5	12	240,622

See accompanying Notes to Financial Statements

20

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as Century II Variable Annuity (which includes Century II Variable Annuity, Century II Affinity Variable Annuity and Century II Single Premium Affinity Variable Annuity) and Century II Freedom Variable Annuity.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in thirteen series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

21

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Capital Appreciation Fund II	Capital appreciation from investing primarily in equity securities of large cap and mid cap companies.

High Income Bond Fund II	High current income from investing in high quality, lower rated corporate bonds.

Prime Money Fund II	Current income with stability of principal and liquidity from investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Capital appreciation from investing in common stock within targeted industries.

Growth Series	Capital appreciation from investing in common stock and related securities.

Total Return Series	Total return from investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Total return with an emphasis on current income, but also considering capital appreciation.

Utilities Series	Total return from investing in companies in the utilities industry.

American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth from investing primarily in common stocks of growth companies.

VP International Fund	Capital growth from investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income from investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income from investing primarily in common stocks. Income is a secondary objective.

VP Ultra Fund	Long-term capital growth from investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income from investing primarily in stocks of companies believed to be undervalued.

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

22

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income from investing in common stocks of large “blue chip” companies.

Opportunistic Small Cap Portfolio	Capital growth from primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index from investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income from investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	High total return from selected equity securities. Under normal conditions 80% of the portfolios assets are in equity securities of U.S. companies.

Insurance Trust Small Cap Core Portfolio	Long-term capital growth from selected small companies. Under normal conditions 80% of the portfolios assets are in equity securities of small cap companies.

Insurance Trust Mid Cap Value Portfolio
Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal conditions 80% are invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks of both of which are convertible into common stock.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	High total return from investing at least 80% of its assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth from investing at least 80% of its assets in small and mid-cap companies.

Templeton Developing Markets Securities Fund (Class II)	Long-term capital growth from investing at least 80% of its assets in emerging markets investments.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth from investing at least 80% of its assets in investments of issuers located outside the U.S., including those in emerging markets.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	High long-term total return through growth and current income.

INVESCO Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital from investing in equity securities of all market capitalizations.

23

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

V.I. Technology Fund (Series I)	Long-term growth of capital from investing 80% of its net assets in securities of issuers engaged primarily in technology related industries.

V.I. Core Equity Fund (Series I)	Long-term growth of capital from investing 80% of its net assets in equity securities.

Columbia Funds Variable Trust I
Mid-Cap Growth Fund (Class II)	Long-term capital appreciation from investing primarily in common stocks of medium-sized U.S. companies.
Columbia Funds Variable Trust II
Seligman Global Technology Fund (Class II)	Long-term capital appreciation from investing in securities of companies operating in the communications, information and related industries.
Select Smaller-Cap Value Fund (Class II)	Long-term capital growth from investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long-term capital appreciation from investing in growth and value stocks.

VIP Freedom Funds – Income	High total return with a secondary objective of principle preservation.

VIP Freedom Funds – 2010	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2015	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2020	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2025	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2030	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2035	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond

VIP Freedom Funds – 2040	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds – 2045	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

VIP Freedom Funds - 2050	High total return with a secondary objective of principle preservation as the fund approaches its target date and beyond.

24

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2011, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Seligman Capital Portfolio (Class II)	Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	May 2, 2011
Seligman Communication and Information Portfolio (Class II)	Columbia Variable Portfolio – Seligman Global Technology Fund (Class II)	May 2, 2011
Seligman Smaller-Cap Value Portfolio (Class II)	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class II)	May 2, 2011

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value (Net asset value (NAV) of the underlying mutual fund which is valued at fair value).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In May 2011, the FASB issued new guidance concerning fair value measurements and disclosure.  The new guidance is the result of joint efforts by the FASB and the International Accounting Standards Board (IASB) to develop a single, converged fair value framework on how to measure fair value and the necessary disclosures concerning fair value measurements.  The

25

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

guidance became effective for interim and annual periods beginning after December 15, 2011.  The Company adopted this new guidance on January 1, 2012 with no material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued during 2011 did not relate to accounting policies and procedures pertinent to the Account at this time.

Subsequent Events

Subsequent events have been evaluated through the date that the financial statements have been issued.

26

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The aggregate cost of purchases and proceeds from sales for the years ended December 31 were as follows:

2011	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Capital Appreciation Fund II	$ 335	$ 877
Federated High Income Bond Fund II	1,446	1,416
Federated Prime Money Fund II	22,552	23,959
MFS Research Series	397	1,397
MFS Growth Series	426	1,470
MFS Total Return Series	735	1,606
MFS Research Bond Series	5,612	5,879
MFS Strategic Income Series	1,571	2,498
MFS Utilities Series	1,679	4,258
American Century VP Capital Appreciation Fund	418	1,187
American Century VP International Fund	3,405	2,164
American Century VP Value Fund	3,847	3,160
American Century VP Income & Growth Fund	115	256
American Century VP Ultra Fund	436	421
American Century VP Mid Cap Value Fund	91	62
American Century VP Inflation Protection Fund (Class II)	2,870	3,109
Dreyfus Appreciation Portfolio	381	1,201
Dreyfus Opportunistic Small Cap Portfolio	550	972
Dreyfus Stock Index Fund, Inc.	5,119	4,417
The Dreyfus Socially Responsible Growth Fund, Inc.	44	190
JPMorgan Insurance Trust U.S. Equity Portfolio	125	208
JPMorgan Insurance Trust Small Cap Core Portfolio	1,639	1,021
JPMorgan Insurance Trust Mid Cap Value Portfolio	1,652	1,543
Franklin Global Real Estate Securities Fund (Class II)	1,402	812
Franklin Small-Mid Cap Growth Securities Fund (Class II)	153	227
Templeton Developing Markets Securities Fund (Class II)	1,678	1,573
Templeton Foreign Securities Fund (Class II)	2,452	1,325
Calamos Growth and Income Portfolio	1,804	3,724
Invesco V.I. Capital Appreciation Fund (Series I)	23	108
Invesco V.I. Technology Fund (Series I)	273	305
Invesco V.I. Core Equity Fund (Series I)	103	311
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	1,438	1,049
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	343	915
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	301	609
Fidelity VIP Contrafund Portfolio	1,295	1,173
Fidelity VIP Freedom Funds - Income	350	635
Fidelity VIP Freedom Funds - 2010	95	35
Fidelity VIP Freedom Funds - 2015	256	105
Fidelity VIP Freedom Funds - 2020	963	2,127
Fidelity VIP Freedom Funds - 2025	187	131
Fidelity VIP Freedom Funds - 2030	218	131
Fidelity VIP Freedom Funds - 2035	113	2
Fidelity VIP Freedom Funds - 2040	20	1
Fidelity VIP Freedom Funds - 2045	96	46
Fidelity VIP Freedom Funds - 2050	78	1

27

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2010	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Capital Appreciation Fund II	$ 604	$ 1,153
Federated High Income Bond Fund II	1,602	1,149
Federated Prime Money Fund II	30,055	31,676
MFS Research Series	644	1,603
MFS Growth Series	562	1,656
MFS Total Return Series	860	1,906
MFS Research Bond Series	6,903	3,253
MFS Strategic Income Series	2,930	1,318
MFS Utilities Series	1,647	4,669
American Century VP Capital Appreciation Fund	490	1,396
American Century VP International Fund	3,018	2,365
American Century VP Value Fund	3,896	2,594
American Century VP Income & Growth Fund	107	395
American Century VP Ultra Fund	296	284
American Century VP Mid Cap Value Fund	77	29
American Century VP Inflation Protection Fund (Class II)	3,000	2,072
Dreyfus Appreciation Portfolio	372	1,058
Dreyfus Opportunistic Small Cap Portfolio	521	1,610
Dreyfus Stock Index Fund, Inc.	4,678	4,354
The Dreyfus Socially Responsible Growth Fund, Inc.	74	195
JPMorgan Insurance Trust U.S. Equity Portfolio	75	265
JPMorgan Insurance Trust Small Cap Core Portfolio	1,105	1,172
JPMorgan Insurance Trust Mid Cap Value Portfolio	1,396	1,333
Franklin Global Real Estate Securities Fund (Class II)	883	999
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	306
Templeton Developing Markets Securities Fund (Class II)	1,567	2,263
Templeton Foreign Securities Fund (Class II)	2,212	1,499
Calamos Growth and Income Portfolio	2,009	4,887
Invesco V.I. Capital Appreciation Fund (Series I)	46	150
Invesco V.I. Technology Fund (Series I)	79	182
Invesco V.I. Core Equity Fund (Series I)	153	315
Seligman Capital Portfolio (Class II)	1,216	1,214
Seligman Communications and Information Portfolio (Class II)	236	727
Seligman Smaller-Cap Value Portfolio (Class II)	282	613
Fidelity VIP Contrafund Portfolio	1,225	736
Fidelity VIP Freedom Funds - Income	614	154
Fidelity VIP Freedom Funds - 2010	29	77
Fidelity VIP Freedom Funds - 2015	281	434
Fidelity VIP Freedom Funds - 2020	816	962
Fidelity VIP Freedom Funds - 2025	127	69
Fidelity VIP Freedom Funds - 2030	233	278
Fidelity VIP Freedom Funds - 2035	6	-
Fidelity VIP Freedom Funds - 2040	18	-
Fidelity VIP Freedom Funds - 2045	6	-
Fidelity VIP Freedom Funds - 2050	11	-

28

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2. Fair Value Measurement

The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2011 all assets measured at fair value on a recurring basis totaling $224,871 were Level 2 assets.

NAV of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair values of the underlying securities are based on quoted prices from similar assets and are used to determine the NAV of the separate account.  Sale of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

29

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

3. Contract Charges

Century II Variable Annuity

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract, including 0.70% for assuming mortality risk and 0.55% for expense risk.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.15% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee of $30 per year for each contract under $50,000.  Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.  These fees are assessed through the reduction of units from the contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year.  For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year.  During 2011, $277,000 (2010 - $276,000) was assessed in surrender charges.  Other contract charges, primarily annual administrative fees, totaled $4,097,000 (2010 - $3,799,000).

Century II Freedom Annuity

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.25% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed.  During 2011, $115,000 (2010 - $109,000) was assessed in other contract charges.

30

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2011:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Capital Appreciation Fund II	$ 55	$ -	$ 55
Federated High Income Bond Fund II	59	5	64
Federated Prime Money Fund II	76	10	86
MFS Research Series	101	2	103
MFS Growth Series	105	1	106
MFS Total Return Series	103	11	114
MFS Research Bond Series	254	9	263
MFS Strategic Income Series	93	6	99
MFS Utilities Series	223	6	229
American Century VP Capital Appreciation Fund	66	1	67
American Century VP International Fund	169	3	172
American Century VP Value Fund	202	7	209
American Century VP Income & Growth Fund	18	1	19
American Century VP Ultra Fund	25	-	25
American Century VP Mid Cap Value Fund	5	-	5
American Century VP Inflation Protection Fund (Class II)	129	7	136
Dreyfus Appreciation Portfolio	74	1	75
Dreyfus Opportunistic Small Cap Portfolio	70	-	70
Dreyfus Stock Index Fund, Inc.	311	7	318
The Dreyfus Socially Responsible Growth Fund, Inc.	8	-	8
JPMorgan Insurance Trust U.S. Equity Portfolio	17	-	17
JPMorgan Insurance Trust Small Cap Core Portfolio	76	3	79
JPMorgan Insurance Trust Mid Cap Value Portfolio	97	3	100
Franklin Global Real Estate Securities Fund (Class II)	58	1	59
Franklin Small-Mid Cap Growth Securities Fund (Class II)	12	-	12
Templeton Developing Markets Securities Fund (Class II)	89	2	91
Templeton Foreign Securities Fund (Class II)	110	5	115
Calamos Growth and Income Portfolio	208	6	214
Invesco V.I. Capital Appreciation Fund (Series I)	6	-	6
Invesco V.I. Technology Fund (Series I)	6	-	6
Invesco V.I. Core Equity Fund (Series I)	17	-	17
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	70	1	71
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	34	2	36
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	22	1	23
Fidelity VIP Contrafund Portfolio	74	2	76
Fidelity VIP Freedom Funds - Income	11	-	11
Fidelity VIP Freedom Funds - 2010	10	-	10
Fidelity VIP Freedom Funds - 2015	20	1	21
Fidelity VIP Freedom Funds - 2020	113	1	114
Fidelity VIP Freedom Funds - 2025	4	-	4
Fidelity VIP Freedom Funds - 2030	17	-	17
Fidelity VIP Freedom Funds - 2035	1	-	1
Fidelity VIP Freedom Funds - 2040	-	-	-
Fidelity VIP Freedom Funds - 2045	-	-	-
Fidelity VIP Freedom Funds - 2050	1	-	1
	$ 3,219	$ 105	$ 3,324

31

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

4. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2011:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Capital Appreciation Fund II	18	48	(30)
Federated High Income Bond Fund II	48	62	(14)
Federated Prime Money Fund II	1,766	1,872	(106)
MFS Research Series	16	64	(48)
MFS Growth Series	19	63	(44)
MFS Total Return Series	23	63	(40)
MFS Research Bond Series	246	278	(32)
MFS Strategic Income Series	70	138	(68)
MFS Utilities Series	27	91	(64)
American Century VP Capital Appreciation Fund	21	56	(35)
American Century VP International Fund	164	98	66
American Century VP Value Fund	343	284	59
American Century VP Income & Growth Fund	12	30	(18)
American Century VP Ultra Fund	33	30	3
American Century VP Mid Cap Value Fund	6	5	1
American Century VP Inflation Protection Fund (Class II)	183	226	(43)
Dreyfus Appreciation Portfolio	17	66	(49)
Dreyfus Opportunistic Small Cap Portfolio	42	67	(25)
Dreyfus Stock Index Fund, Inc.	295	267	28
The Dreyfus Socially Responsible Growth Fund, Inc.	1	6	(5)
JPMorgan Insurance Trust U.S. Equity Portfolio	7	12	(5)
JPMorgan Insurance Trust Small Cap Core Portfolio	87	51	36
JPMorgan Insurance Trust Mid Cap Value Portfolio	86	79	7
Franklin Global Real Estate Securities Fund (Class II)	66	46	20
Franklin Small-Mid Cap Growth Securities Fund (Class II)	18	26	(8)
Templeton Developing Markets Securities Fund (Class II)	69	62	7
Templeton Foreign Securities Fund (Class II)	88	47	41
Calamos Growth and Income Portfolio	80	180	(100)
Invesco V.I. Capital Appreciation Fund (Series I)	5	23	(18)
Invesco V.I. Technology Fund (Series I)	87	99	(12)
Invesco V.I. Core Equity Fund (Series I)	12	38	(26)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	180	124	56
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	35	87	(52)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	17	34	(17)
Fidelity VIP Contrafund Portfolio	128	113	15
Fidelity VIP Freedom Funds - Income	31	58	(27)
Fidelity VIP Freedom Funds - 2010	8	3	5
Fidelity VIP Freedom Funds - 2015	21	8	13
Fidelity VIP Freedom Funds - 2020	80	202	(122)
Fidelity VIP Freedom Funds - 2025	18	13	5
Fidelity VIP Freedom Funds - 2030	20	11	9
Fidelity VIP Freedom Funds - 2035	10	-	10
Fidelity VIP Freedom Funds - 2040	2	1	1
Fidelity VIP Freedom Funds - 2045	9	4	5
Fidelity VIP Freedom Funds - 2050	7	-	7

32

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2011, follows:

						For the Year Ended
	At December 31, 2011					December 31, 2011

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Capital Appreciation Fund II	214	$ 11.273	to	$ 16.601	$ 3,540	0.73%	1.40%	to	1.65%	-6.84%	to	-6.61%
Federated High Income Bond Fund II	199	18.349	to	22.642	4,442	8.79	1.40	to	1.65	3.45%	to	3.71%
Federated Prime Money Fund II	425	10.143	to	12.795	5,325	0.00	1.40	to	1.65	-1.63%	to	-1.39%
MFS Research Series	333	16.648	to	19.990	6,635	0.85	1.40	to	1.65	-2.08%	to	-1.83%
MFS Growth Series	327	18.076	to	21.237	6,927	0.19	1.40	to	1.65	-1.95%	to	-1.71%
MFS Total Return Series	335	14.042	to	23.805	7,509	2.58	1.40	to	1.65	0.11%	to	0.36%
MFS Research Bond Series	904	14.286	to	20.842	18,574	2.68	1.40	to	1.65	5.00%	to	5.27%
MFS Strategic Income Series	379	14.538	to	17.702	6,622	5.30	1.40	to	1.65	3.03%	to	3.28%
MFS Utilities Series	340	30.105	to	44.587	14,995	3.13	1.40	to	1.65	5.04%	to	5.30%
American Century VP Capital Appreciation Fund	232	17.823	to	21.798	4,139	0.00	1.40	to	1.65	-8.03%	to	-7.80%
American Century VP International Fund	661	15.887	to	17.724	11,694	1.34	1.40	to	1.65	-13.48%	to	-13.26%
American Century VP Value Fund	1,476	10.177	to	15.642	15,152	2.04	1.40	to	1.65	-0.63%	to	-0.39%
American Century VP Income & Growth Fund	175	7.203	to	14.464	1,282	1.55	1.40	to	1.65	1.43%	to	1.68%
American Century VP Ultra Fund	137	12.283	to	12.551	1,721	0.00	1.40	to	1.65	-0.58%	to	-0.34%
American Century VP Mid Cap Value Fund	28	11.553	to	11.718	333	1.36	1.40	to	1.65	-2.31%	to	-2.07%
American Century VP Inflation Protection Fund (Class II)	698	13.423	to	13.714	9,556	4.06	1.40	to	1.65	9.92%	to	10.20%
Dreyfus Appreciation Portfolio	286	16.085	to	17.667	5,050	1.73	1.40	to	1.65	7.23%	to	7.50%
Dreyfus Opportunistic Small Cap Portfolio	363	11.153	to	12.305	4,466	0.41	1.40	to	1.65	-15.25%	to	-15.04%
Dreyfus Stock Index Fund, Inc.	1,499	14.886	to	15.208	22,781	1.85	1.40	to	1.65	0.21%	to	0.46%
The Dreyfus Socially Responsible Growth Fund, Inc.	18	14.721	to	27.496	494	0.94	1.40	to	1.65	-0.75%	to	-0.50%
JPMorgan Insurance Trust U.S. Equity Portfolio	74	14.542	to	15.123	1,118	1.20	1.40	to	1.65	-3.47%	to	-3.23%
JPMorgan Insurance Trust Small Cap Core Portfolio	316	17.459	to	17.938	5,673	0.12	1.40	to	1.65	-6.33%	to	-6.09%
JPMorgan Insurance Trust Mid Cap Value Portfolio	395	17.727	to	18.113	7,147	1.25	1.40	to	1.65	0.49%	to	0.74%
Franklin Global Real Estate Securities Fund (Class II)	269	13.455	to	15.291	4,103	7.81	1.40	to	1.65	-7.19%	to	-6.96%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	101	7.828	to	17.199	799	0.00	1.40	to	1.65	-6.38%	to	-6.15%
Templeton Developing Markets Securities Fund (Class II)	274	21.185	to	28.322	5,823	0.97	1.40	to	1.65	-17.23%	to	-17.02%
Templeton Foreign Securities Fund (Class II)	336	16.991	to	23.729	7,884	1.72	1.40	to	1.65	-12.09%	to	-11.87%
Calamos Growth and Income Portfolio	741	15.879	to	18.509	13,657	1.50	1.40	to	1.65	-3.48%	to	-3.23%
Invesco V.I. Capital Appreciation Fund (Series I)	88	4.083	to	12.230	363	0.14	1.40	to	1.65	-9.41%	to	-9.19%
Invesco V.I. Technology Fund (Series I)	137	2.802	to	16.696	395	0.19	1.40	to	1.65	-6.60%	to	-6.37%
Invesco V.I. Core Equity Fund (Series I)	142	7.440	to	15.097	1,053	0.92	1.40	to	1.65	-1.69%	to	-1.45%
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	685	7.153	to	16.716	4,945	0.00	1.40	to	1.65	-6.83%	to	-6.60%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	225	9.388	to	23.887	2,165	0.00	1.40	to	1.65	-6.07%	to	-5.83%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	83	15.772	to	16.117	1,343	0.00	1.40	to	1.65	-10.52%	to	-10.29%
Fidelity VIP Contrafund Portfolio	568	9.118	to	9.225	5,238	0.80	1.40	to	1.65	-4.37%	to	-4.13%
Fidelity VIP Freedom Funds - Income	63	10.617	to	10.742	681	1.43	1.40	to	1.65	-0.27%	to	-0.02%
Fidelity VIP Freedom Funds - 2010	66	9.975	to	10.092	663	1.85	1.40	to	1.65	-2.05%	to	-1.81%
Fidelity VIP Freedom Funds - 2015	148	9.805	to	9.920	1,466	1.87	1.40	to	1.65	-2.14%	to	-1.90%
Fidelity VIP Freedom Funds - 2020	774	9.394	to	9.504	7,357	1.82	1.40	to	1.65	-2.85%	to	-2.61%
Fidelity VIP Freedom Funds - 2025	34	9.261	to	9.370	322	1.99	1.40	to	1.65	-3.94%	to	-3.70%
Fidelity VIP Freedom Funds - 2030	131	8.820	to	8.924	1,169	1.92	1.40	to	1.65	-4.42%	to	-4.18%
Fidelity VIP Freedom Funds - 2035	11	10.064	to	10.106	109	1.97	1.40	to	1.65	-5.81%	to	-5.57%
Fidelity VIP Freedom Funds - 2040	3	10.063	to	10.105	34	2.29	1.40	to	1.65	-5.88%	to	-5.64%
Fidelity VIP Freedom Funds - 2045	5	10.031	to	10.073	50	2.85	1.40	to	1.65	-6.20%	to	-5.96%
Fidelity VIP Freedom Funds - 2050	8	9.991	to	10.032	77	3.38	1.40	to	1.65	-6.70%	to	-6.47%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

33

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2010					December 31, 2010

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Capital Appreciation Fund II	244	12.100	to	17.776	4,327	0.02	1.40	to	1.65	11.18%	to	11.46%
Federated High Income Bond Fund II	213	17.737	to	21.832	4,588	7.53	1.40	to	1.65	12.85%	to	13.14%
Federated Prime Money Fund II	531	10.312	to	12.975	6,731	0.00	1.40	to	1.65	-1.64%	to	-1.39%
MFS Research Series	381	17.001	to	20.363	7,722	0.93	1.40	to	1.65	14.00%	to	14.29%
MFS Growth Series	371	18.436	to	21.606	7,994	0.12	1.40	to	1.65	13.45%	to	13.73%
MFS Total Return Series	375	14.027	to	23.720	8,444	2.83	1.40	to	1.65	8.13%	to	8.40%
MFS Research Bond Series	936	13.605	to	19.799	18,328	3.01	1.40	to	1.65	5.71%	to	5.97%
MFS Strategic Income Series	447	14.111	to	17.139	7,584	4.60	1.40	to	1.65	8.31%	to	8.58%
MFS Utilities Series	404	28.660	to	42.341	16,935	3.31	1.40	to	1.65	11.94%	to	12.22%
American Century VP Capital Appreciation Fund	267	19.331	to	23.702	5,177	0.00	1.40	to	1.65	29.14%	to	29.47%
American Century VP International Fund	595	18.362	to	20.434	12,146	2.23	1.40	to	1.65	11.44%	to	11.72%
American Century VP Value Fund	1,417	10.217	to	15.742	14,611	2.26	1.40	to	1.65	11.57%	to	11.85%
American Century VP Income & Growth Fund	193	7.084	to	14.260	1,402	1.49	1.40	to	1.65	12.28%	to	12.56%
American Century VP Ultra Fund	134	12.355	to	12.593	1,691	0.49	1.40	to	1.65	14.18%	to	14.47%
American Century VP Mid Cap Value Fund	27	11.827	to	11.966	319	2.34	1.40	to	1.65	17.30%	to	17.60%
American Century VP Inflation Protection Fund (Class II)	741	12.211	to	12.445	9,215	1.67	1.40	to	1.65	3.40%	to	3.66%
Dreyfus Appreciation Portfolio	335	15.000	to	16.434	5,503	2.21	1.40	to	1.65	13.43%	to	13.71%
Dreyfus Opportunistic Small Cap Portfolio	388	13.160	to	14.484	5,615	0.77	1.40	to	1.65	29.00%	to	29.33%
Dreyfus Stock Index Fund, Inc.	1,471	14.854	to	15.138	22,260	1.84	1.40	to	1.65	12.96%	to	13.24%
The Dreyfus Socially Responsible Growth Fund, Inc.	23	14.831	to	27.633	636	0.89	1.40	to	1.65	12.94%	to	13.22%
JPMorgan Insurance Trust U.S. Equity Portfolio	79	15.064	to	15.627	1,239	0.94	1.40	to	1.65	11.72%	to	12.00%
JPMorgan Insurance Trust Small Cap Core Portfolio	280	18.638	to	19.101	5,340	0.00	1.40	to	1.65	25.05%	to	25.36%
JPMorgan Insurance Trust Mid Cap Value Portfolio	388	17.640	to	17.980	6,972	1.17	1.40	to	1.65	21.43%	to	21.74%
Franklin Global Real Estate Securities Fund (Class II)	249	14.498	to	16.436	4,085	2.90	1.40	to	1.65	18.99%	to	19.29%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	109	8.341	to	18.371	912	0.00	1.40	to	1.65	25.54%	to	25.85%
Templeton Developing Markets Securities Fund (Class II)	267	25.531	to	34.217	6,862	1.71	1.40	to	1.65	15.66%	to	15.95%
Templeton Foreign Securities Fund (Class II)	295	19.329	to	26.926	7,826	1.95	1.40	to	1.65	6.63%	to	6.90%
Calamos Growth and Income Portfolio	841	16.451	to	19.127	16,020	2.01	1.40	to	1.65	9.77%	to	10.04%
Invesco V.I. Capital Appreciation Fund (Series I)	106	4.497	to	13.501	480	0.72	1.40	to	1.65	13.60%	to	13.88%
Invesco V.I. Technology Fund (Series I)	149	2.993	to	17.876	452	0.00	1.40	to	1.65	19.32%	to	19.62%
Invesco V.I. Core Equity Fund (Series I)	168	7.550	to	15.357	1,267	0.93	1.40	to	1.65	7.76%	to	8.03%
Seligman Capital Portfolio (Class II)	629	7.658	to	17.941	4,845	0.00	1.40	to	1.65	25.97%	to	26.28%
Seligman Communications and Information Portfolio (Class II)	277	9.969	to	25.430	2,826	0.00	1.40	to	1.65	12.91%	to	13.19%
Seligman Smaller-Cap Value Portfolio (Class II)	100	17.626	to	17.965	1,787	0.00	1.40	to	1.65	26.10%	to	26.42%
Fidelity VIP Contrafund Portfolio	553	9.535	to	9.622	5,322	1.07	1.40	to	1.65	15.01%	to	15.30%
Fidelity VIP Freedom Funds - Income	90	10.646	to	10.744	966	2.30	1.40	to	1.65	5.50%	to	5.76%
Fidelity VIP Freedom Funds - 2010	61	10.184	to	10.278	622	1.87	1.40	to	1.65	10.70%	to	10.98%
Fidelity VIP Freedom Funds - 2015	135	10.020	to	10.112	1,363	1.77	1.40	to	1.65	10.94%	to	11.22%
Fidelity VIP Freedom Funds - 2020	896	9.670	to	9.759	8,748	1.97	1.40	to	1.65	12.46%	to	12.74%
Fidelity VIP Freedom Funds - 2025	29	9.641	to	9.730	280	2.08	1.40	to	1.65	13.58%	to	13.86%
Fidelity VIP Freedom Funds - 2030	122	9.228	to	9.313	1,140	1.78	1.40	to	1.65	13.99%	to	14.28%
Fidelity VIP Freedom Funds - 2035 d	1	10.684	to	10.702	6	2.20	1.40	to	1.65	6.84%	to	7.02%
Fidelity VIP Freedom Funds - 2040 d	2	10.692	to	10.710	17	1.99	1.40	to	1.65	6.92%	to	7.10%
Fidelity VIP Freedom Funds - 2045 d	-	10.694	to	10.712	5	1.63	1.40	to	1.65	6.94%	to	7.12%
Fidelity VIP Freedom Funds - 2050 d	1	10.708	to	10.726	12	2.50	1.40	to	1.65	7.08%	to	7.26%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

34

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Clover Value Fund II	280	10.884	to	15.948	4,455	0.03	1.40	to	1.65	12.84%	to	13.12%
Federated High Income Bond Fund II	203	15.717	to	19.297	3,874	11.55	1.40	to	1.65	50.35%	to	50.73%
Federated Prime Money Fund II	657	10.483	to	13.158	8,352	0.46	1.40	to	1.65	-1.19%	to	-0.94%
MFS Research Series	431	14.913	to	17.817	7,668	1.48	1.40	to	1.65	28.41%	to	28.73%
MFS Growth Series	423	16.250	to	18.997	8,034	0.31	1.40	to	1.65	35.42%	to	35.76%
MFS Total Return Series	428	12.972	to	21.881	8,941	3.78	1.40	to	1.65	16.10%	to	16.39%
MFS Research Bond Series	762	12.870	to	18.684	14,091	3.87	1.40	to	1.65	14.26%	to	14.54%
MFS Strategic Income Series	361	13.028	to	15.785	5,656	8.69	1.40	to	1.65	22.22%	to	22.52%
MFS Utilities Series	493	25.602	to	37.729	18,411	5.06	1.40	to	1.65	31.04%	to	31.37%
American Century VP Capital Appreciation Fund	316	14.932	to	18.353	4,742	0.82	1.40	to	1.65	34.83%	to	35.17%
American Century VP International Fund	562	16.477	to	18.291	10,257	1.94	1.40	to	1.65	31.58%	to	31.91%
American Century VP Value Fund	1,292	9.135	to	14.110	11,907	5.43	1.40	to	1.65	17.90%	to	18.20%
American Century VP Income & Growth Fund	237	6.293	to	12.701	1,519	5.05	1.40	to	1.65	16.17%	to	16.46%
American Century VP Ultra Fund	132	10.820	to	11.001	1,451	0.29	1.40	to	1.65	32.28%	to	32.61%
American Century VP Mid Cap Value Fund	22	10.082	to	10.175	228	3.60	1.40	to	1.65	27.82%	to	28.14%
American Century VP Inflation Protection Fund (Class II)	669	11.810	to	12.005	8,030	1.78	1.40	to	1.65	8.42%	to	8.69%
Dreyfus Appreciation Portfolio	385	13.224	to	14.452	5,559	2.63	1.40	to	1.65	20.55%	to	20.86%
Dreyfus Developing Leaders Portfolio	475	10.201	to	11.199	5,317	1.67	1.40	to	1.65	23.98%	to	24.29%
Dreyfus Stock Index Fund, Inc.	1,456	13.150	to	13.368	19,459	2.11	1.40	to	1.65	24.27%	to	24.58%
The Dreyfus Socially Responsible Growth Fund, Inc.	28	13.132	to	24.407	684	0.96	1.40	to	1.65	31.57%	to	31.90%
JPMorgan Insurance Trust U.S. Equity Portfolio	92	13.484	to	13.953	1,285	2.38	1.40	to	1.65	30.25%	to	30.58%
JPMorgan Insurance Trust Small Cap Core Portfolio	278	14.905	to	15.237	4,235	0.78	1.40	to	1.65	20.57%	to	20.87%
JPMorgan Insurance Trust Mid Cap Value Portfolio	382	14.526	to	14.769	5,645	2.31	1.40	to	1.65	24.55%	to	24.86%
Franklin Global Real Estate Securities Fund (Class II)	260	12.184	to	13.778	3,582	13.23	1.40	to	1.65	17.14%	to	17.43%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	139	6.628	to	14.634	926	0.00	1.40	to	1.65	41.23%	to	41.58%
Templeton Developing Markets Securities Fund (Class II)	300	22.019	to	29.584	6,639	4.42	1.40	to	1.65	69.77%	to	70.19%
Templeton Foreign Securities Fund (Class II)	266	18.127	to	25.189	6,629	3.31	1.40	to	1.65	34.80%	to	35.14%
Calamos Growth and Income Portfolio	1,013	14.988	to	17.382	17,526	2.82	1.40	to	1.65	37.14%	to	37.48%
AIM V.I. Capital Appreciation Fund (Series I)	132	3.948	to	11.885	522	0.56	1.40	to	1.65	19.10%	to	19.40%
AIM V.I. Technology Fund (Series I)	187	2.502	to	14.982	476	0.00	1.40	to	1.65	54.83%	to	55.21%
AIM V.I. Core Equity Fund (Series I)	191	6.988	to	14.251	1,334	1.87	1.40	to	1.65	26.20%	to	26.51%
Seligman Capital Portfolio (Class II)	617	6.065	to	14.243	3,757	0.00	1.40	to	1.65	46.02%	to	46.38%
Seligman Communications and Information Portfolio (Class II)	329	8.807	to	22.522	2,943	0.00	1.40	to	1.65	56.78%	to	57.17%
Seligman Smaller-Cap Value Portfolio (Class II)	120	13.977	to	14.211	1,700	0.00	1.40	to	1.65	32.88%	to	33.22%
Fidelity VIP Contrafund Portfolio	494	8.290	to	8.346	4,122	1.25	1.40	to	1.65	33.25%	to	33.59%
Fidelity VIP Freedom Funds - Income	49	10.091	to	10.158	494	3.34	1.40	to	1.65	12.76%	to	13.05%
Fidelity VIP Freedom Funds - 2010	67	9.199	to	9.261	622	4.70	1.40	to	1.65	21.93%	to	22.23%
Fidelity VIP Freedom Funds - 2015	154	9.031	to	9.092	1,396	3.69	1.40	to	1.65	22.98%	to	23.28%
Fidelity VIP Freedom Funds - 2020	925	8.598	to	8.656	8,009	3.32	1.40	to	1.65	26.45%	to	26.76%
Fidelity VIP Freedom Funds - 2025	22	8.488	to	8.545	188	2.91	1.40	to	1.65	27.67%	to	27.99%
Fidelity VIP Freedom Funds - 2030	130	8.095	to	8.149	1,058	1.96	1.40	to	1.65	29.03%	to	29.36%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

35

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2008					December 31, 2008

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	329	$ 9.645	to	$ 14.098	$ 4,634	1.93%	1.40%	to	1.65%	-34.88%	to	-34.72%
Federated High Income Bond Fund II	263	10.454	to	12.803	3,337	10.49	1.40	to	1.65	-27.21%	to	-27.03%
Federated Prime Money Fund II	799	10.610	to	13.283	10,247	2.52	1.40	to	1.65	0.86%	to	1.11%
MFS Research Series	493	11.614	to	13.841	6,809	0.55	1.40	to	1.65	-37.14%	to	-36.98%
MFS Growth Series	500	12.000	to	13.993	6,986	0.24	1.40	to	1.65	-38.45%	to	-38.29%
MFS Total Return Series	488	11.173	to	18.800	8,789	3.27	1.40	to	1.65	-23.41%	to	-23.22%
MFS Research Bond Series	530	11.264	to	16.311	8,515	2.67	1.40	to	1.65	-3.97%	to	-3.73%
MFS Strategic Income Series	219	10.660	to	12.883	2,773	5.71	1.40	to	1.65	-13.48%	to	-13.26%
MFS Utilities Series	599	19.538	to	28.720	17,046	1.62	1.40	to	1.65	-38.69%	to	-38.54%
American Century VP Capital Appreciation Fund	339	11.047	to	13.612	3,760	0.00	1.40	to	1.65	-47.07%	to	-46.93%
American Century VP International Fund	534	12.523	to	13.867	7,395	0.79	1.40	to	1.65	-45.73%	to	-45.59%
American Century VP Value Fund	1,115	7.728	to	11.967	8,712	2.37	1.40	to	1.65	-27.98%	to	-27.80%
American Century VP Income & Growth Fund	327	5.404	to	10.933	1,794	2.13	1.40	to	1.65	-35.66%	to	-35.50%
American Century VP Ultra Fund	147	8.180	to	8.296	1,219	0.00	1.40	to	1.65	-42.44%	to	-42.30%
American Century VP Mid Cap Value Fund	14	7.888	to	7.941	109	0.00	1.40	to	1.65	-25.59%	to	-25.40%
American Century VP Inflation Protection Fund (Class II)	658	10.892	to	11.045	7,259	4.45	1.40	to	1.65	-3.21%	to	-2.97%
Dreyfus Appreciation Portfolio	432	10.970	to	11.958	5,159	2.07	1.40	to	1.65	-30.71%	to	-30.53%
Dreyfus Developing Leaders Portfolio	534	8.228	to	9.011	4,808	0.96	1.40	to	1.65	-38.62%	to	-38.46%
Dreyfus Stock Index Fund, Inc.	1,352	10.582	to	10.731	14,501	2.12	1.40	to	1.65	-38.17%	to	-38.02%
The Dreyfus Socially Responsible Growth Fund, Inc.	33	9.981	to	18.505	618	0.78	1.40	to	1.65	-35.50%	to	-35.34%
JPMorgan U.S. Large Cap Core Equity Portfolio	110	10.353	to	10.686	1,175	1.41	1.40	to	1.65	-35.06%	to	-34.90%
JPMorgan Small Company Portfolio	260	12.362	to	12.606	3,274	0.19	1.40	to	1.65	-33.10%	to	-32.93%
JPMorgan Mid Cap Value Portfolio	382	11.663	to	11.829	4,512	1.12	1.40	to	1.65	-34.30%	to	-34.14%
Franklin Global Real Estate Securities Fund (Class II)	245	10.402	to	11.733	2,869	0.95	1.40	to	1.65	-43.34%	to	-43.20%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	168	4.681	to	10.362	792	0.00	1.40	to	1.65	-43.44%	to	-43.30%
Templeton Developing Markets Securities Fund (Class II)	344	12.937	to	17.426	4,517	2.69	1.40	to	1.65	-53.48%	to	-53.37%
Templeton Foreign Securities Fund (Class II)	289	13.447	to	18.639	5,335	2.38	1.40	to	1.65	-41.36%	to	-41.21%
Calamos Growth and Income Portfolio	1,220	10.929	to	12.643	15,344	1.10	1.40	to	1.65	-32.86%	to	-32.69%
AIM V.I. Capital Appreciation Fund (Series I)	196	3.307	to	9.979	650	0.00	1.40	to	1.65	-43.44%	to	-43.30%
AIM V.I. Technology Fund (Series I)	348	1.612	to	9.677	568	0.00	1.40	to	1.65	-45.42%	to	-45.28%
AIM V.I. Core Equity Fund (Series I)	189	5.524	to	11.292	1,044	1.95	1.40	to	1.65	-31.29%	to	-31.12%
Seligman Capital Portfolio (Class II)	617	4.143	to	9.754	2,570	0.00	1.40	to	1.65	-48.94%	to	-48.81%
Seligman Communications and Information Portfolio (Class II)	405	5.604	to	14.366	2,304	0.00	1.40	to	1.65	-37.42%	to	-37.27%
Seligman Smaller-Cap Value Portfolio (Class II)	137	10.518	to	10.668	1,460	0.00	1.40	to	1.65	-40.57%	to	-40.42%
Fidelity VIP Contrafund Portfolio	393	6.221	to	6.247	2,456	1.14	1.40	to	1.65	-43.63%	to	-43.49%
Fidelity VIP Freedom Funds - Income	50	8.949	to	8.986	449	3.57	1.40	to	1.65	-12.17%	to	-11.95%
Fidelity VIP Freedom Funds - 2010	58	7.545	to	7.576	438	5.04	1.40	to	1.65	-26.40%	to	-26.21%
Fidelity VIP Freedom Funds - 2015	162	7.344	to	7.375	1,194	2.75	1.40	to	1.65	-28.49%	to	-28.31%
Fidelity VIP Freedom Funds - 2020	848	6.800	to	6.829	5,789	3.72	1.40	to	1.65	-33.90%	to	-33.74%
Fidelity VIP Freedom Funds - 2025	27	6.648	to	6.676	177	1.04	1.40	to	1.65	-35.44%	to	-35.28%
Fidelity VIP Freedom Funds - 2030	147	6.273	to	6.300	927	2.57	1.40	to	1.65	-39.19%	to	-39.03%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

36

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	440	$ 14.811	to	$ 21.595	$ 9,458	1.51%	1.40%	to	1.65%	-11.15%	to	-10.93%
Federated High Income Bond Fund II	457	14.361	to	17.544	7,820	7.41	1.40	to	1.65	1.73%	to	1.99%
Federated Prime Money Fund II	728	10.519	to	13.137	9,434	4.65	1.40	to	1.65	3.09%	to	3.34%
MFS Research Series	612	18.474	to	21.962	13,417	0.68	1.40	to	1.65	11.34%	to	11.62%
MFS Growth Series	626	19.494	to	22.675	14,187	0.00	1.40	to	1.65	19.18%	to	19.48%
MFS Total Return Series	693	14.588	to	24.485	16,360	2.58	1.40	to	1.65	2.50%	to	2.76%
MFS Research Bond Series	391	11.730	to	16.943	6,527	3.17	1.40	to	1.65	2.50%	to	2.75%
MFS Strategic Income Series	142	12.321	to	14.853	2,084	4.25	1.40	to	1.65	1.99%	to	2.24%
MFS Utilities Series	832	31.869	to	46.730	38,325	0.94	1.40	to	1.65	25.79%	to	26.11%
American Century VP Capital Appreciation Fund	352	20.817	to	25.716	7,346	0.00	1.40	to	1.65	43.41%	to	43.76%
American Century VP International Fund	447	23.075	to	25.487	11,360	0.65	1.40	to	1.65	16.12%	to	16.41%
American Century VP Value Fund	1,092	10.704	to	16.616	11,867	1.50	1.40	to	1.65	-6.70%	to	-6.46%
American Century VP Income & Growth Fund	403	8.378	to	16.993	3,479	1.95	1.40	to	1.65	-1.71%	to	-1.46%
American Century VP Ultra Fund	172	14.212	to	14.377	2,466	0.00	1.40	to	1.65	19.02%	to	19.32%
American Century VP Mid Cap Value Fund	18	10.600	to	10.645	192	0.77	1.40	to	1.65	-3.91%	to	-3.67%
American Century VP Inflation Protection Fund (Class II)	192	11.253	to	11.383	2,181	4.41	1.40	to	1.65	7.72%	to	8.00%
Dreyfus Appreciation Portfolio	562	15.831	to	17.214	9,674	1.62	1.40	to	1.65	5.37%	to	5.64%
Dreyfus Developing Leaders Portfolio	701	13.405	to	14.643	10,264	0.79	1.40	to	1.65	-12.52%	to	-12.30%
Dreyfus Stock Index Fund, Inc.	1,394	17.116	to	17.312	24,130	1.71	1.40	to	1.65	3.52%	to	3.79%
The Dreyfus Socially Responsible Growth Fund, Inc.	42	15.475	to	28.618	1,190	0.53	1.40	to	1.65	6.01%	to	6.28%
JPMorgan U.S. Large Cap Core Equity Portfolio	169	15.943	to	16.415	2,775	1.07	1.40	to	1.65	-0.01%	to	0.24%
JPMorgan Small Company Portfolio	264	18.478	to	18.796	4,952	0.01	1.40	to	1.65	-7.22%	to	-6.99%
JPMorgan Mid Cap Value Portfolio	393	17.753	to	17.960	7,060	0.86	1.40	to	1.65	0.77%	to	1.02%
Franklin Global Real Estate Securities Fund (Class II)	340	18.358	to	20.655	7,010	2.47	1.40	to	1.65	-22.16%	to	-21.97%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	203	8.256	to	18.321	1,690	0.00	1.40	to	1.65	9.41%	to	9.68%
Templeton Developing Markets Securities Fund (Class II)	338	27.742	to	37.461	9,518	2.32	1.40	to	1.65	26.67%	to	26.98%
Templeton Foreign Securities Fund (Class II)	267	22.930	to	31.705	8,353	1.97	1.40	to	1.65	13.56%	to	13.84%
Calamos Growth and Income Portfolio	1,616	16.277	to	18.783	30,234	1.34	1.40	to	1.65	7.08%	to	7.35%
AIM V.I. Capital Appreciation Fund (Series I)	285	5.832	to	17.643	1,663	0.00	1.40	to	1.65	10.17%	to	10.45%
AIM V.I. Technology Fund (Series I)	433	2.946	to	17.728	1,352	0.00	1.40	to	1.65	5.93%	to	6.20%
AIM V.I. Core Equity Fund (Series I)	246	8.019	to	16.434	1,980	1.20	1.40	to	1.65	6.34%	to	6.61%
Seligman Capital Portfolio (Class II)	452	8.094	to	19.104	3,678	0.00	1.40	to	1.65	14.34%	to	14.62%
Seligman Communications and Information Portfolio (Class II)	584	8.932	to	22.957	5,287	0.00	1.40	to	1.65	13.22%	to	13.51%
Seligman Smaller-Cap Value Portfolio (Class II)	158	17.700	to	17.906	2,836	0.00	1.40	to	1.65	2.25%	to	2.50%
Fidelity VIP Contrafund Portfolio d	189	11.037	to	11.055	2,088	1.34	1.40	to	1.65	10.37%	to	10.55%
Fidelity VIP Freedom Funds - Income d	6	10.189	to	10.206	64	8.32	1.40	to	1.65	1.89%	to	2.06%
Fidelity VIP Freedom Funds - 2010 d	18	10.250	to	10.268	180	8.25	1.40	to	1.65	2.50%	to	2.68%
Fidelity VIP Freedom Funds - 2015 d	77	10.270	to	10.287	797	7.16	1.40	to	1.65	2.70%	to	2.87%
Fidelity VIP Freedom Funds - 2020 d	132	10.288	to	10.305	1,364	6.80	1.40	to	1.65	2.88%	to	3.05%
Fidelity VIP Freedom Funds - 2025 d	15	10.299	to	10.316	156	3.38	1.40	to	1.65	2.99%	to	3.16%
Fidelity VIP Freedom Funds - 2030 d	36	10.316	to	10.333	375	6.72	1.40	to	1.65	3.16%	to	3.33%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2007.

37

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Shareholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods or years in the two year period then ended, and financial highlights for each of the periods or years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodians of the underlying subaccounts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Annuity Separate Account as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the periods or years in the two year period then ended, and financial highlights for each of the periods or years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 27, 2012

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements included in the SAI.

(b)	Exhibits:

(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)

(2)	Not Applicable.

(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (5)

(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (5)

(4)	(a) Contract Form J147. (1)

(b)  Form of GMWB Rider and Schedule Pages. (4)

(c)  Contract Form J185. (7)

(5)	Contract Application. (2)

(6)	(a) Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(b)  Restated Articles of Incorporation of Kansas City Life. (1)

(c)  By-Laws of Kansas City Life. (1)

(7)	Not Applicable.

(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (5)

(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (5)

(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (5)

(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (3)

(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (5)

(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (5)

(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (5)

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(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (5)

(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (5)

(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (3)

(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company.  (6)

(c.1)  Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (5)

(c.2)  Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (5)

(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (3)

(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (5)

(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (5)

(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (5)

(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (3)

(d.4)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (6)

(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (6)

(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (5)

(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (5)

(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (5)

(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

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(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(g.2)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (5)

(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (5)

(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (5)

(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (5)

(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (5)

(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (5)

(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (5)

(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (3)

(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (5)

(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (5)

(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (5)

(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (5)

(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (3)

(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (5)

(j.6)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (7)

(j.7)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (7)

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(k.1)  Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (8)

(k.2)  Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (8)

(9)	Opinion and Consent of Counsel. (8)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (8)

(b)  Consent of KPMG LLP. (8)

(11)	Not Applicable.

(12)	Not Applicable.

----------------

(1)  Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).

(2)  Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to its Registration statement filed with the Securities and Exchange Commission on August 25, 1995 (File No. 33-89984).

(3)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(4)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.

(5)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(7)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

(8)  Filed herewith.

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Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Bradford T. Nordholm	Director
Stephen E. Ropp	Vice President, Insurance Services
William A. Schalekamp	Director

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners

5,291 Owners as of March 29, 2012.

Item 28.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement,

5

conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

6

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7

Item 29.  Principal Underwriter

(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b)  Officers and Directors of Sunset Financial:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary
Kim P. Kirkman	Assistant Vice President
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365

(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,813,636.00	None	N/A	N/A

Item 30.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

8

(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 23rd day of April, 2012.

Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby, President R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 23, 2012

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 23, 2012

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 23, 2012

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 23, 2012

/s/ Kevin G. Barth Kevin G. Barth	Director	April 23, 2012

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 23, 2012

/s/ William R. Blessing William R. Blessing	Director	April 23, 2012

/s/ Michael Braude Michael Braude	Director	April 23, 2012

/s/ James T. Carr James T. Carr	Director	April 23, 2012

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/s/ John C. Cozad John C. Cozad	Director	April 23, 2012

/s/ Richard L. Finn Richard L. Finn	Director	April 23, 2012

/s/ Cecil R. Miller Cecil R. Miller	Director	April 23, 2012

/s/ Mark A. Milton Mark A. Milton	Director	April 23, 2012

/s/ Bradford T. Nordholm Bradford T. Nordholm	Director	April 23, 2012

/s/ William A. Schalekamp William A. Schalekamp	Director	April 23, 2012

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Exhibit Index

(8)(k.1)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company.

(8)(k.2)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust.

(9)	Opinion and Consent of Counsel.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of KPMG LLP.

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